As filed with the SEC on April 12, 2022 .	Registration Nos. 333-253930
811-03646
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ___	☐
Post-Effective Amendment No. _1__	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 3	☑

(Check appropriate box or boxes.)

PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT
(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
(Name of Depositor)

213 Washington Street
Newark, New Jersey 07102
800-778-2255
(Address and telephone number of principal executive offices)
_____________

Christopher J. Madin
Vice President and Corporate Counsel
Pruco Life Insurance Company of New Jersey
280 Trumbull Street
Hartford, Connecticut 06103
(Name and address of agent for service)
_____________

Approximate Date of Proposed Public Offering: ___

It is proposed that this filing will become effective (check appropriate space):

☐ immediately upon filing pursuant to paragraph (b) of rule 485
☑ on May 1, 2022, pursuant to paragraph (b) of rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of rule 485
☐ on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act.

If appropriate, check the following box:
☐ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PROSPECTUS
May 1, 2022

Variable Life Insurance
AN INDIVIDUAL, VARIABLE LIFE INSURANCE CONTRACT ISSUED BY:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT

213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102
TELEPHONE: 800-778-2255

The Variable Life Insurance Contract was offered from July 1, 1983, through December 31, 1991, under form number VL - 83. A state and/or other code may follow the form number. Your Contract’s form number is located in the lower left-hand corner of the first page of your Contract.

As of January 1, 1992, Pruco Life Insurance Company of New Jersey no longer offered this Contract for sale.

This prospectus describes the Variable Life Insurance Contract (the “Contract”) offered by Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”, “us”, “we”, or “our”), a stock life insurance company. Pruco Life of New Jersey is an indirect, wholly owned subsidiary of The Prudential Insurance Company of America (“Prudential”).
Please read this prospectus before submitting any premiums under a Variable Life Insurance Contract or transferring Contract values among investment options, and keep this prospectus for future reference. Capitalized terms used in this prospectus are defined where first used or in the GLOSSARY: Definitions Of Special Terms Used In This Prospectus.
You (the “Contract Owner”) may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options of the Pruco Life of New Jersey Variable Insurance Account (the “Separate Account” or “Account”). The Account offers Variable Investment Options from the Prudential Series Fund and the Advanced Series Trust. A complete list of the available Funds is included in this prospectus.

In compliance with U.S. law, Pruco Life of New Jersey delivers this prospectus to Contract Owners that currently reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Contract Owners while outside of the United States.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s (“SEC”) staff and is available at www.Investor.gov.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
The Contract was available for purchase through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money. An investment in Variable Life Insurance is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

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KEY INFORMATION
Important Information You Should Consider About the Contract

FEES AND EXPENSES
Charges For Early Withdrawals
We do not deduct a surrender or transaction charge for withdrawals of excess Cash Surrender Value, surrender of your Contract (in whole or in part), or upon Contract lapse. For more information on withdrawals, please refer to the Withdrawals subsection of this prospectus.

Transaction Charges
You may be charged for other transactions. Such charges include sales charges on premiums paid under the Contract, administrative charges (to cover local, state, and federal taxes), and processing charges on premiums paid under the Contract. Additionally, charges applicable to any riders selected by the Contract Owner will be deducted from premium payments. For more information on transaction charges, please refer to the FEE TABLE and CHARGES AND EXPENSES section of this prospectus.

Ongoing Fees And Expenses
In addition to transaction charges, an investment in the Contract is subject to certain ongoing fees and expenses, including such fees and expenses as those covering the cost of mortality under the Contract and the cost of optional benefits available under the Contract. Such fees and expenses are set based on either a fixed rate or the characteristics of the insured (e.g., age, sex, and rating classification). Investors should view the data pages of their Contract for applicable rates.
Contract Owners will also bear expenses associated with the Funds under the Contract, as shown in the following table:

	Annual Fee	Minimum	Maximum
	Investment options (Fund fees and expenses)	0.29%	1.11%
	For more information on ongoing fees and expenses, please refer to the FEE TABLE section of this prospectus and APPENDIX A, which is part of this prospectus.
RISKS
Risk Of Loss	You can lose money by investing in the Contract. For more information please refer to the PRINCIPAL RISKS OF INVESTING IN THE CONTRACT section of this prospectus.
Not a Short-Term Investment
The Contract is not a short-term investment and may not be appropriate if you need ready access to cash. The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered. For more information please refer to the PRINCIPAL RISKS OF INVESTING IN THE CONTRACT section of this prospectus.

Risks Associated With Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Funds available under the Contract, each of which has its own unique risks. You should review the Funds’ prospectuses before making an investment decision. Fund prospectuses are available at www.Prudential.com/eProspectus or by calling 800-778-2255. For more information on the Funds, please refer to the The Funds subsection of this prospectus.

Insurance Company Risks
An investment in the Contract is subject to the risks related to Pruco Life of New Jersey. Any obligations, guarantees, or benefits are subject to the claims-paying ability of Pruco Life of New Jersey. More information about Pruco Life of New Jersey, including its financial strength ratings, is available upon request and at www.Investor.Prudential.com/Ratings. For more information please refer to the GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, THE REGISTRANT, AND THE FUNDS section of this prospectus.

Contract Lapse
If a premium is not paid on or before each due date, or within the 31 day grace period after each due date, the Contract will lapse. The Contract will also be in default if, at any time, the Contract Debt equals or exceeds the Contract Fund. If the Contract has lapsed it may still provide some benefits. A Contract that lapses may be reinstated within three years from the date of default upon the completion of certain conditions, including the submission of certain payments sufficient to bring the Contract up to date. For more information please refer to the LAPSE AND REINSTATEMENT section of this prospectus.

RESTRICTIONS
Investments
You may, up to four times each Contract Year, transfer amounts among the Variable Investment Options. Additional transfers may be made only with our consent. Transfers may generally be made by mail, phone, fax or website. Contracts that are jointly owned or assigned generally cannot conduct transfers by phone, fax or website. We reserve the right to remove or substitute Variable Investment Options. For more information on investment and transfer restrictions, please refer to the Transfers And Restrictions On Transfers subsection of this prospectus and APPENDIX A.

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Optional Benefits
As a Contract Owner, you may be able to obtain extra fixed benefits, which may require additional charges. These optional insurance benefits are described in what is known as a “rider” to the Contract. Riders are generally only available at Contract issuance, unless noted otherwise.
Rider benefits will no longer be available if the Contract lapses or is surrendered. Some riders are not available in conjunction with other riders and other restrictions may apply. Investment options will be restricted if certain riders are exercised. Some riders described in this prospectus may be subject to state variations or may not be available in all states. For more information on optional benefits under the Contract, please refer to the RIDERS section of this prospectus.

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. There is no additional tax benefit if you purchase the Contract through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties. For more information on tax implications relating to Contract investments, please refer to the TAXES section of this prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation
Investment professionals receive compensation for selling the Contract to investors and may have a financial incentive to offer or recommend the Contract over another investment. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (“firms”). The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. For more information on investment professional compensation, please refer to the DISTRIBUTION AND COMPENSATION section and the Commissions Paid To Broker-Dealers subsection of this prospectus.

Exchanges
Some investment professionals may have a financial incentive to offer you a contract in place of the one you already own. You should only exchange your existing life insurance contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the contract, rather than continue to own your existing contract. For more information on exchanges, please refer to the paragraph titled Replacement Of a Contract in the PRINCIPAL RISKS OF INVESTING IN THE CONTRACT section of this prospectus.

OVERVIEW OF THE CONTRACT
The following summaries provide a brief overview of the more significant aspects of the Contract. We provide more complete and detailed information in the subsequent sections of this prospectus and in the statement of additional information and Contract.
Brief Description Of the Contract
The Variable Life Insurance Contract is a form of variable life insurance. A Death Benefit is paid upon the death of the insured person. Contract Owners may submit premium payments and transfer Contract values among investment options, subject to the Contract and as described in this prospectus. This Contract is designed for Contract Owners seeking benefits on a long-term basis and as such is not appropriate as a short-term investment or savings vehicle. Contract Owners should consider whether this Contract meets their financial goals, liquidity needs and investment time horizon.
This prospectus is being provided for informational or educational purposes only and does not take into account the investment objectives or financial situation of any client or prospective clients. The information is not intended as investment advice and is not a recommendation about managing or investing finances in a variable insurance product. Clients seeking information regarding their particular investment needs should contact a financial professional.
Some Contract forms, features and/or riders described in this prospectus may be subject to state variations or may not be available in all states. Some Contract forms, features, and/ or Variable Investment Options described in this prospectus may not be available through all brokers. The Contract form number for this Contract is VL - 83. A state and/or other code may follow the form number. Your Contract’s form number is located in the lower left hand corner of the first page of your Contract.
Premiums
Premiums on the Contract are level, fixed, and payable in advance during the insured's lifetime. We guarantee that, if the premiums are paid when due (or within the 31 day grace period after each due date) and there is no Contract Debt, the Guaranteed Minimum Death Benefit will be paid upon the death of the insured. However, if a premium is not paid on or before each due date, or within the 31 day grace period after each due date, the Contract will lapse. Under certain circumstances we reserve the right to refuse to accept premium payments.
The initial premium, after we deduct applicable charges, is allocated among the Variable Investment Options, according to the desired allocation specified on the application. The invested portion of all subsequent premiums are placed in the selected Variable Investment Option[s] as of the end of the Valuation Period when due (not when received) in accordance with the allocation you previously designated. Any premium payments received prior to the due date are held in Pruco Life of New Jersey's general account, and the net premium is not credited to your selected investment option until the due date.

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You may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at our Service Office. Allocation changes may generally be made by mail, phone, fax or website. Contracts that are jointly owned or assigned generally cannot change premium allocations by phone, fax or website.
Contract Features
Death Benefit - The Death Benefit will vary with investment performance. Generally, your Contract's Death Benefit will increase if the value of the assets held in the Variable Investment Options you've selected have increased due to investment performance at a rate higher than 4% annually. If due to poor investment results, the assets held in the Variable Investment Options you've selected increase at a rate less than 4% or decrease, your Death Benefit will decrease. However, your Contract's Death Benefit can never be less than the Contract's Face Amount (assuming there is no outstanding Contract Debt or premium in default). The Contract's Face Amount is the guaranteed minimum death benefit amount, as stated in your Contract.
Investment Choices – You may choose to allocate your net premiums and earnings to one or more of the available Variable Investment Options. You may change the way in which subsequent premiums are allocated. You may transfer money among your investment choices, subject to restrictions. Information about each Variable Investment Option available under the Contract is provided in APPENDIX A.
The Contract Fund – Your net premiums paid into the Contract are held in the Contract Fund, the value of which changes daily reflecting: (1) increases or decreases in the value of the Funds; (2) interest credited on any loan; and (3) the daily asset charge for mortality and expense risks and (4) the management fees and expenses assessed against the Variable Investment Options. The Contract Fund value also changes to reflect monthly deductions, and any withdrawals or accelerated benefits.
Death Benefit Protection – The Contract guarantees if premiums are paid on or before each due date, or within the grace period after each due date, and there are no outstanding loans, a Contract will remain in force even if the investment results of that Contract's Variable Investment Option[s] have been so unfavorable that the Contract Fund has decreased to zero.
Riders – Contract Owners may be eligible to select extra benefits called “riders.” The charges associated with each rider are presented in the FEE TABLE. Except for the Living Needs BenefitSM Rider, all riders are only available at Contract issuance. Selectable riders include:
• Accidental Death Benefit Rider: Pays an additional Death Benefit if the insured’s death is accidental.
• Children Level Term Rider: Provides life insurance coverage on the insured’s children.
• Decreasing Term Insurance On Insured Rider: Provides decreasing life insurance coverage on the life of the insured for a period of time.
• Decreasing Term Insurance On Insured's Spouse Rider: Provides decreasing life insurance coverage on the life of the insured's spouse for a period of time.
• Insured's Waiver Of Premium Rider: Provides for the waiver of Contract premiums if the insured becomes disabled.
• Living Needs Benefit SM Rider: Provides an early payment of all or part of the Death Benefit, adjusted to reflect current value, if the insured becomes Terminally Ill or is confined to a nursing home.
• Option To Purchase Additional Insurance Rider: Provides the option to purchase more insurance on the insured's life without having to prove insurability.
• Term Insurance On the Life Of the Insured Rider: Provides life insurance coverage on the insured for a period of time.
Loans – You may borrow money from us using your Contract as security for the loan. The minimum loan amount you may borrow is generally $500, unless the loan is used to pay premiums on the Contract. Interest charges will apply.
Withdrawals – Under certain circumstances and limitations, you may withdraw a part of the Contract’s Cash Surrender Value without surrendering the Contract.
Surrendering the Contract – A Contract may be surrendered for its Cash Surrender Value while the insured is living.
FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Your Contract’s data pages will provide information about the specific fees you will pay each year based on the options you have elected. For more information please refer to the CHARGES AND EXPENSES section in this prospectus.
The first table describes the maximum fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer cash value between investment options.

TRANSACTION FEES
Charge	When Charge Is Deducted	Amount Deducted
Sales Charge On Premiums (load) A percentage of the sum of the basic premiums to be paid in the first 20 years	Deducted from premium payments.	9%
Annual Administrative Charge	Deducted from premium payments.	$48(1)
First Year Administrative Charge(2) Charge per $1,000 of Face Amount	Deducted from premium payments.	$5(3)

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Premium-Based Tax Charge A percentage of each premium payment	Deducted from premium payments.	2%
Guaranteed Minimum Death Benefit Risk Charge A percentage of each premium payment	Deducted from premium payments.	1.2%
Living Needs BenefitSM Rider fee	When benefit is paid.	$150
(1)The charge shown applies to Contract Owners paying on a monthly basis. The fee is progressively less for Contract Owners paying premiums on a quarterly, semi-annual, or annual basis.
(2)Applies proportionally to premium payments received in the first Contract Year.
(3)The charge listed is the annualized amount and varies based on premium mode. Contract Owners paying premium annually pay $5.00 per thousand. The charge is $2.52 per thousand if paid semi-annually, $1.27 per thousand if paid quarterly, or $0.43 per thousand if paid monthly.
The next table describes the Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds’ fees and expenses.

PERIODIC CHARGES OTHER THAN ANNUAL FUND EXPENSES
Charge	When Charge Is Deducted	Amount Deducted
Base Contract Charges:
Mortality And Expense Risk Charge A percentage of assets in the Variable Investment Options	Daily	0.35%(1)
Net Interest On Loans	Annually	1.5% for fixed rate loans. 1.0% for variable rate loans.
Optional Benefits Charges:
Accidental Death Benefit Rider Charge per $1,000 of the coverage amount _____________ Initial charge for a representative Contract Owner(2)	Upon receipt of premium payments.	From $0.43 to $6.59(3)(4) _____________ $0.78
Children Level Term Insurance Rider Charge per $1,000 of the coverage amount	Upon receipt of premium payments.	$4.50
Decreasing Term Insurance Rider _____________ Initial charge for a representative Contract Owner(2)	Upon receipt of premium payments.	From $0.93 to $35.38 _____________ $1.75
Decreasing Term Insurance On Insured's Spouse Rider _____________ Initial charge for a representative Contract Owner(2)	Upon receipt of premium payments.	From $1.10 to $15.23 _____________ $1.37
Option To Purchase Additional Insurance Rider _____________ Initial charge for a representative Contract Owner(2)	Upon receipt of premium payments.	From $0.81 to $4.32 _____________ $2.31
Term Insurance On the Life Of the Insured Rider _____________ Initial charge for a representative Contract Owner(2)	Upon receipt of premium payments.	From $2.77 to $35.38 _____________ $3.37
Waiver Of Premium Rider _____________ Initial charge for a representative Contract Owner(2)	Upon receipt of premium payments.	From $0.15 to $2.39 _____________ $0.39
(1)The daily charge is based on the effective annual rate shown.
(2)Representative insured is male, age 27, preferred nonsmoker, no ratings or extras, with a $100,000 Basic Insurance Amount. The Contract Owner is paying the scheduled premium on an annual basis.
(3)The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay. You may obtain more information about the particular charges that apply to you by contacting your Pruco Life of New Jersey representative.
(4)The amount and duration of the charge will vary based on individual circumstances including Issue Age, type of risk, and the frequency of exposure to the risk.
The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the Contract, including their annual expenses, may be found in APPENDIX A.

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Annual Fund Expenses	Minimum	Maximum
(Expenses that are deducted from the Funds’ assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.29%	1.11%
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Contract Values Are Not Guaranteed – The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select.
The Variable Investment Options – The Variable Investment Options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment.
The Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940. Each Variable Investment Option, which invests in a corresponding Fund, has its own investment objective, strategy, and associated risks, which are described in the Fund’s prospectus. Before allocating net premium to a Variable Investment Option, you should read the current Fund prospectus. Fund prospectuses are available at www.Prudential.com/eProspectus or by calling 800-778-2255. The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.
Amounts you allocate to the Variable Investment Options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds. You bear the investment risk that the Funds may not meet their investment objectives. It is possible to lose your entire investment in the Variable Investment Options.
The Contract offers Variable Investment Options through the Advanced Series Trust (“AST”). The AST Variable Investment Options are also available in variable annuity contracts we offer. Some of these variable annuity contracts offer a feature that utilizes a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with certain optional benefits. The operation of the formula in those variable annuity contracts may result in large-scale asset flows into and out of the Funds corresponding to the Variable Investment Options that are available with your Contract. These asset flows could adversely impact the Funds, including their risk profile, expenses and performance.
Not a Short-Term Savings Vehicle – The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.
Contract Lapse – This Contract ensures that the Death Benefit will be paid as long as premiums are paid. However, if a premium is not paid on or before each due date, or within the 31 day grace period after each due date, the Contract will lapse.
Taking Withdrawals – Whenever a withdrawal is made, we will reduce the Death Benefit by the amount of paid‑up whole life insurance that the cash value withdrawn would have purchased for that Contract Owner. We will reduce the Face Amount so that the difference between the Death Benefit and the Face Amount will be the same percentage of Cash Surrender Value as before the withdrawal. The Cash Surrender Value is reduced by exactly the amount of the withdrawal. If a withdrawal is made, the premium is not reduced. Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or Death Benefit proceeds. In addition, a withdrawal from your Contract may have tax consequences.
Taking a Contract Loan – Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds. In addition, a loan from your Contract may have tax consequences.
Surrender Of the Contract – You may surrender your Contract, in whole or in part, for its Cash Surrender Value while the insured is living. The Face Amount immediately after the partial surrender must be at least equal to the minimum Face Amount applicable to the insured’s Contract. A surrender of your Contract may have tax consequences.
Potential Tax Consequences – Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. We reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. Current federal tax law generally excludes Death Benefits from the gross income of the beneficiary of a life insurance contract. However, your Death Benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.
Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract under Section 7702A of the Internal Revenue Code. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Face Amount is made (or a rider removed). Under current tax law, pre-death distributions, including loans and assignments, are taxed less favorably under Modified Endowment Contracts. Death Benefit payments under Modified Endowment Contracts, however, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary.
Replacement Of a Contract – The replacement of life insurance is generally not in your best interest. If you are considering replacing a contract, you should compare the benefits and costs of your existing contract with the benefits and costs of purchasing a new contract and you should consult with a tax adviser.

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Our Ability To Pay Benefits – All insurance benefits, including the Death Benefit, and all guarantees are general account obligations that are subject to the financial strength and claims paying ability of Pruco Life of New Jersey.
GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, THE REGISTRANT, AND THE FUNDS
Pruco Life Insurance Company Of New Jersey
Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company, organized on September 17, 1982, under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities only in the states of New Jersey and New York. Our principal executive office is located at 213 Washington Street, Newark, New Jersey 07102.
Pruco Life Of New Jersey Variable Insurance Account
We have established a Separate Account, the Pruco Life of New Jersey Variable Insurance Account (the "Account" or the "Registrant") to hold the assets that are associated with the Contracts. The Account was established on December 29, 1982, under New Jersey law and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "Separate Account" under the federal securities laws. The Account holds assets that are segregated from all of our other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life of New Jersey conducts.
We are the legal owner of the assets in the Account. We will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts. In addition to these assets, the Account's assets may include funds contributed by us to commence operation of the Account and may include accumulations of the charges we make against the Account. From time to time we will transfer capital contributions to our general account. We will consider any possible adverse impact the transfer might have on the Account before making any such transfer.
Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of our other assets. The assets of the Account that are held in support of client accounts may not be charged with liabilities that arise from any other business we conduct.
We are obligated to pay all amounts promised to Contract Owners under the Contract. The obligations to Contract Owners and beneficiaries arising under the Contracts are our general corporate obligations. Guarantees and benefits within the Contract are subject to our claims paying ability.
You may invest in one or a combination of the available Variable Investment Options. When you choose a Variable Investment Option, we purchase shares of the corresponding Fund or a separate investment series of a Fund which are held as an investment for that option. We hold these shares in the Account.
The Funds
This Contract offers Funds managed by AST Investment Services, Inc. and PGIM Investments LLC, both of which are affiliated companies of Pruco Life of New Jersey (“Affiliated Funds”). Pruco Life of New Jersey and its affiliates (“Prudential Companies”) receive fees and payments from the Affiliated Funds. We consider the amount of these fees and payments when determining which Funds to offer through the Contract. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds. As indicated next to each Fund’s description in the tables in APPENDIX A, each Fund has one or more subadvisers that provide certain day-to-day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to offer under the Contract. Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Funds they recommend and may benefit accordingly from allocations of Contract Fund value to the Variable Investment Options that invest in these Funds. Allocations made to all Affiliated Funds benefit us financially. See Service Fees Payable To Pruco Life Of New Jersey for more information about fees and payments we may receive from the Funds and/or their affiliates.
Pruco Life of New Jersey has selected the Funds for inclusion as investment options under this Contract in Pruco Life of New Jersey’s role as issuer of this Contract. We may remove or add additional Variable Investment Options in the future. We may consider the potential risk to us of offering a Fund in light of the benefits provided by the Contract.
PGIM Investments LLC serves as the investment manager for The Prudential Series Fund (“PSF”) and certain Funds of AST. PGIM Investments LLC and AST Investment Services, Inc. serve as co-investment managers of the other Funds of AST.
The investment management agreements for PSF and AST provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Board of Trustees of the applicable Fund.
The Investment Managers or subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all AST and PSF Funds benefit us financially because fees are paid to us or our affiliates by the AST and PSF Funds. More detailed information, including a full description of these fees, is available in the Funds’ prospectuses.

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Information regarding each Fund, including (i) its name; (ii) its type; (iii) its Investment Manager(s) and subadviser(s); (iv) current expense; and (v) performance, is available in APPENDIX A . Each Fund has issued its own separate prospectus that contains more detailed information about the Fund. The Funds’ prospectuses and statements of additional information are available at www.Prudential.com/eProspectus or by calling 800-778-2255. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. We will also provide you with the prospectus for each Fund in which you invest. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Funds will be met. Please refer to the tables in APPENDIX A to see which Variable Investment Options you may choose.
In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same Funds. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:
(a)changes in state insurance law;
(b)changes in federal income tax law;
(c)changes in the investment management of any Fund; or
(d)differences between voting instructions given by variable life insurance and variable annuity contract owners.
The terms “Fund” and “portfolio” are largely used interchangeably. Some of the Funds use the term “Fund” and others use the term “portfolio” in their respective prospectuses.
A Fund may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of the publicly available mutual fund.
The tables in APPENDIX A reflect the Funds in which the Account invests, their Fund Type, and each Fund’s investment subadvisers. For Funds with multiple subadvisers, each subadviser manages a portion of the assets for that Fund.
Although the PSF PGIM Government Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Variable Investment Option. For example, when prevailing short-term interest rates are very low, the yield on the PSF PGIM Government Money Market Portfolio may be so low that, when Fund and Contract charges are deducted, you experience a negative return.
Service Fees Payable To Pruco Life of New Jersey
We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially.
We receive Rule 12b-1 fees which compensate us and our affiliate, Pruco Securities, LLC ("Pruco Securities"), for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Contract Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2022, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.55% of the average assets allocated to the Fund under the Contract. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Contract.
In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Companies related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
AST Funds
This Contract offers a Variable Investment Option that invests in a Fund offered through AST. The AST Variable Investment Options are also available in variable annuity contracts we offer. Some of these variable annuity contracts offer optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each annuity contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers assets between the Variable Investment Options for those variable annuity contracts and an AST bond fund (the AST bond fund is not available in connection with the life contracts offered through this

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prospectus). You should be aware that the operation of the formula in those variable annuity contracts may result in large-scale asset flows into and out of the Funds corresponding to the Variable Investment Options that are available with your Contract. These asset flows could adversely impact the Funds, including their risk profile, expenses and performance. Because transfers between the Variable Investment Options and the AST bond fund can be frequent and the amount transferred can vary from day to day, any of the Funds could experience the following effects, among others:
(a)a Fund’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Fund’s investment strategy;
(b)the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and
(c)a Fund may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Fund compared to other similar funds.
The efficient operation of the asset flows among Funds triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Fund to another Fund, which in turn could adversely impact performance.
Before you allocate to the Variable Investment Options with the AST Funds listed above, you should consider the potential effects on the Funds that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Contract. Please work with your financial professional to determine which Variable Investment Options are appropriate for your needs.
Voting Rights
We are the legal owner of the shares of the Funds associated with the Variable Investment Options. However, we vote the shares according to voting instructions we receive from Contract Owners. We will mail you a proxy, which is a form you need to complete and return to us, to inform us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that Fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the Fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of Contract Owners who actually vote will determine the ultimate outcome. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the Fund that require a vote of shareholders. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We reserve the right to change the voting procedures described above if applicable federal securities laws or SEC rules change in the future.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Funds or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.
Substitution Of Variable Investment Options
We may substitute one or more of the available Variable Investment Options. We may terminate the availability of any Variable Investment Option at any time. If we do so, you will no longer be permitted to allocate additional investments to the option, either by premium payment or transfer. We would not do this without any necessary SEC and/or state approval. You will be given specific notice in advance of any substitution we intend to make.
CHARGES AND EXPENSES
There are Contract charges and Fund expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below. Charges that apply to the Contract Fund are generally deducted proportionately from the dollar amounts held in each of the investment options. Premium-based administrative charges will be set at one rate for all Contracts like this one. Changes in other charges will be by underwriting classification. We will not recoup prior losses or distribute prior gains by means of these changes.
The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such

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expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.
Sales Charge On Premium
We may deduct a sales charge on premiums received in all Contract Years. This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature.
This charge is not more than 9% of the sum of the basic premiums to be paid in the first 20 years. Also, in any year it is never more than in a prior year. The basic premium is what the gross annual premium for the Contract, less the premium processing charge, would be if the insured were in the standard rating class and if the Contract had no optional insurance benefits.
Annual Administrative Charge
We deduct a charge from each premium payment for administrative expenses, billing, collecting premiums, processing claims, paying cash values, making Contract changes, keeping records, and communicating with Contract Owners. If premiums are paid annually, we charge an annual administrative charge of $30. If premiums are paid more frequently, we will charge a higher charge to reflect the additional expense incurred in collecting and processing more frequent premiums. The annual charge will be $32 if premiums are paid semi‑annually, $36 if premiums are paid quarterly, and $48 if premiums are paid monthly.
First Year Administrative Charge
There was a one-time administrative charge in the first Contract Year for each $1,000 of initial Face Amount. This charge covered the cost of processing applications, conducting medical examinations, determining insurability and the insured's risk class, and establishing Contract records. The charge will not be more than: $5.00 if paid annually, $2.52 if paid semi-annually, $1.27 if paid quarterly and $0.43 if paid monthly.
Premium-Based Tax Charge
We charge 2% of each basic premium for state and local premium-based taxes which includes any state or local income, premium, excise, or business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium we receive. The premium tax charge is our estimate of the average burden of state taxes generally. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5%. The rate applies uniformly to all Contract Owners without regard to location of residence. The amount charged may be more than Pruco Life of New Jersey actually pays for premium-based taxes.
Guaranteed Minimum Death Benefit Risk Charge
We charge up to 1.2% of each basic premium for assuming a guaranteed minimum Death Benefit risk. This charge compensates us for the risk that an insured may die at a time when the Death Benefit exceeds the benefit that would have been payable in the absence of a minimum guarantee. When premiums are paid more frequently than annually, we will deduct this charge proportionately from each premium payment. If there is an extra premium for optional insurance benefits or for an extra mortality risk, or if there is a premium discount because the insured is in the preferred rating class, the amount allocated to the Contract Fund will be equal to the amount that would have been allocated if the insured had been in the standard rating class and there were no optional insurance benefits.
Mortality Charge
Each month, we reduce the amounts held in the Contract Fund for anticipated mortality charges attributable to the Contract. The purpose of this charge is to compensate us for the cost of providing insurance coverage.
The anticipated mortality is based upon mortality tables published by The National Association of Insurance Commissioners called the nonsmoker/smoker 1980 CSO Tables. We may determine that a lesser amount than that called for by these mortality tables will be adequate for insureds of particular ages and may thus make a lower mortality charge for such persons. Any lower current mortality charges are not applicable to Contracts in force pursuant to an option on lapse. See LAPSE AND REINSTATEMENT.
Mortality And Expense Risk Charge
Each day we deduct a charge from the assets of the Variable Investment Options in an amount equivalent to an effective annual rate of 0.35%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges.
Charges For Rider Coverage
You may add one or more riders to the Contract. The following riders are charged for separately. See RIDERS.
Accidental Death Benefit Rider – We charge a premium for this rider which provides an additional Death Benefit if the insured’s death is accidental. The premium ranges from $0.43 to $6.59 per $1,000 of coverage, is based on Issue Age and sex of the insured, and is charged until the first Contract Anniversary on or after the insured’s 70th birthday.

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Children Level Term Rider – We charge a premium for this rider, which provides term life insurance on the life of the insured’s covered children. The premium is $4.50 per $1,000 of coverage and is charged until the earlier of the date of the insured's death or the first Contract Anniversary after the insured's 65th birthday.
Decreasing Term Insurance Benefit Rider On the Life Of the Insured - We charge a premium for this rider, which provides decreasing life insurance coverage on the life of the insured for a period of time. The premium ranges from $0.93 to $35.38 per $1,000 of coverage, is based on Issue Age and sex of the insured, and is charged until the Contract Anniversary at the end of the term period for the benefit.
Decreasing Term Insurance Benefit Rider On the Life Of the Insured's Spouse - We charge a premium for this rider, which provides decreasing life insurance coverage on the life of the insured's spouse for a period of time. The premium ranges from $1.10 to $15.23 per $1,000 of coverage, is based on Issue Age and sex of the insured, and is charged until the Contract Anniversary at the end of the term period for the benefit.
Insured's Waiver Of Premium Rider – We charge a premium for this rider which provides for the waiver of Contract premiums if the insured becomes disabled. The premium ranges from $0.15 to $2.39 per $1,000 of coverage, is based on Issue Age and sex of the insured, and is charged until the first Contract Anniversary on or after the insured’s 60th birthday.
Living Needs Benefit SM Rider – We deduct a fee of up to $150 if you exercise this rider, which allows you to receive an accelerated payment of the Death Benefit if the insured becomes terminally ill or is confined to a nursing home.
Option To Purchase Additional Insurance Rider - We charge a premium for this rider, which provides the option to purchase more insurance on the insured's life without having to prove insurability. The premium ranges from $0.81 to $4.32 per $1,000 of coverage, is based on Issue Age and sex of the insured, and is charged until the Contract Anniversary on which the insured's Attained Age is 52.
Term Insurance Benefit Rider On the Life Of the Insured - We charge a premium for this rider, which provides level life insurance coverage on the life of the insured for a period of time. The premium ranges from $2.77 to $35.38 per $1,000 of coverage, is based on Issue Age and sex of the insured, and is charged until the Contract Anniversary at the end of the term period for the benefit.
Net Interest On Loans
Interest charged on a loan accrues daily. We charge interest on the full loan amount, including all unpaid interest. Interest is due on the earlier of each Contract Anniversary or when the loan is paid back. The net interest on loans reflects the net difference between the interest rates charged and credited. At Contract issue, you may choose one of two interest rate options. You may elect to have interest charges accrue daily at a fixed effective annual rate of 5.5% (6% for Contracts issued to Texas residents). Alternatively, you may elect a variable interest rate that changes from time to time. Fixed rate loans have an effective annual interest credit equal to 4%. Variable rate loans have an effective annual interest credit of 1% less than the loan interest rate for the Contract Year. You may switch from the fixed to the variable interest loan provision, or vice-versa, with our consent. See Loans.
Fund Expenses
As described in each Fund's prospectus, fees are deducted from and expenses are paid out of the assets in the Fund. Prospectuses are available at www.Prudential.com/eProspectus or by calling 800-778-2255 .
Commissions Paid To Broker-Dealers
The Contract may be sold through broker-dealers authorized by Pruco Securities and applicable law to do so. Pruco Securities, an indirect wholly owned subsidiary of Prudential Financial, Inc., acts as the principal underwriter of the Contract. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and/or entities that are exempt from such registration (“firms”) according to one or more schedules.
Where the insured is less than 58 years of age, the representative will generally receive a commission of no more than 50% of the premiums for the first year, no more than 11% of the premiums for the second, third, and fourth years, no more than 3% of the premiums for the fifth through tenth years, and no more than 2% of the premiums thereafter. For insureds over 58 years of age, the commission will be lower. Representatives with less than three years of service may be paid on a different basis. Representatives who met certain productivity, profitability, and persistency standards with regard to the sale of the Contract may be eligible for additional compensation.
Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life of New Jersey expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life of New Jersey's surplus, which may include the amounts derived from the risk charge and the mortality and expense risk charge.
More information on commissions and other compensation paid for distribution of the Contract is provided under DISTRIBUTION AND COMPENSATION.
PERSONS HAVING RIGHTS UNDER THE CONTRACT
Contract Owner
Generally, the Contract Owner is the insured. There are circumstances when the Contract Owner is not the insured. There may also be more than one Contract Owner. If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.

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While the insured is living, the Contract Owner is entitled to any Contract benefit and value. Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us. For example, the Contract Owner is generally entitled to access Contract values through loans or withdrawals, assign the Contract, surrender the Contract, and to name or change the beneficiary. If the Contract is jointly owned, the exercise of any right or privilege under this Contract must be made by all Contract Owners.
You may change the ownership of the Contract by sending us a request. We may ask you to send us the Contract to be endorsed. Once we receive your request in Good Order at our Service Office, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request, unless a future effective date is specified by you. Any rights created by your request will not apply to any payments we have made or actions we have taken before the request was received in Good Order at our Service Office or the chosen effective date of the request.
Beneficiary
The beneficiary is entitled to receive any benefit payable on the death of the insured. You designate and name your beneficiary in the application. You may change a beneficiary by sending us a request. We may ask you to send us the Contract to be endorsed. Once we receive your request in Good Order at our Service Office, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request, unless a future effective date is specified by you. However, if we make any payment(s) before we receive the request in Good Order at our Service Office, or the chosen effective date of the request, we will not have to make the payment(s) again. When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.
OTHER GENERAL CONTRACT PROVISIONS
Assignment
You may request an assignment of the Contract by sending us a request. We may ask you to send us the Contract to be endorsed. Once we receive your request in Good Order at our Service Office, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request, unless a future effective date is specified by you.
This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at our Service Office. Any rights created by your request will not apply to any payments we have made or actions we have taken before the assignment was received in Good Order and recorded at our Service Office or the chosen effective date of your request.
Incontestability
We will not contest the Contract after it has been in force during the insured's lifetime for two years from the Contract Date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.
Misstatement Of Age Or Sex
If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the premium would have purchased at the insured's correct age and sex. Adjustments to the Death Benefit for misstatements of age or sex are not restricted to the incontestability provision described above.
Suicide Exclusion
Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals. If the insured, whether sane or insane, dies by suicide within two years from the effective date of a reinstatement, this Contract will end without any Death Benefit paid, and we will return any reinstatement charge and any premiums paid after the reinstatement date less any Contract Debt and less any withdrawals.
STANDARD DEATH BENEFITS
How a Contract's Death Benefit Will Vary
The Death Benefit will vary with investment experience. Your Contract’s Death Benefit will change on the first day of each Contract Month by an amount that depends on the investment performance of your chosen Variable Investment Options. However, your Contract's Death Benefit can never be less than the Contract's guaranteed minimum Face Amount (assuming there is no outstanding Contract Debt or premium in default).
In the following discussion, we assume that all of the net premiums under a Contract are allocated to a single Variable Investment Option. If the value of the assets relating to the Contract held in the Variable Investment Option has increased due to investment performance during the Contract Month at greater than a 4% annual rate, the Contract's Death Benefit will increase on the first day of the next Contract Month. If the value of these assets decreases or increases at less than a 4% annual rate, the Death Benefit will decrease (but not below the Contract's Face Amount). In determining the premiums for the Contract, we assume that the value of

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the assets increase due to investment performance at a rate of 4% a year. Therefore, the assets of the Variable Investment Option relating to a Contract must increase at an annual rate greater than 4% in order for the Death Benefit to increase.
The exact amount of Death Benefit changes is determined by an actuarial computation. The computation is based upon:
(a)the age and sex (except where unisex rates apply) of the insured;
(b)the size of the Contract;
(c)the number of years it has been in effect; and
(d)the investment results of the Variable Investment Options in which the Contract participates.
Generally, a change in the dollar value of a Variable Investment Option's assets due to investment results will produce a larger change in the Death Benefit for a younger insured than for an older insured and a slightly larger change for a female insured than for a male.
Because the assets relating to a Contract tend to grow as net premiums are paid, the dollar change in the Death Benefit will tend to be greater for a Contract that has been in force for a long time than for one that has been in force for a short time, despite the fact that the insured is older.
If the assets in the Variable Investment Options have earned less than 4%, and the Death Benefit accordingly equals the Face Amount, we will keep a record of what the Death Benefit would have been had there not been a guaranteed minimum Face Amount. If investment results become favorable and the value of the assets in the Variable Investment Options increase at a rate greater than 4% a year, the Death Benefit will not be more than the Face Amount until the earlier unfavorable investment results have been offset. For example, suppose for the first three years the value of the assets in the Variable Investment Options increases due to investment performance at only a rate of 2% per year. The Death Benefit will remain equal to the Face Amount. If the value of the assets increases at a rate of 8% in the fourth year, it might not be enough to offset the earlier unfavorable investment results. If so, the Death Benefit will not increase.
Death Claim Settlement Options
The beneficiary may choose to receive death claim proceeds by any of the settlement options available at the time the proceeds become payable or by payment of a lump sum check. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain all the settlement options upon request.
When Death Benefit Proceeds Are Paid
Generally, we will pay any Death Benefit within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request. The Death Benefit is determined as of the date of death.
We may delay payment of proceeds from the Variable Investment Option(s) and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.
OTHER BENEFITS AVAILABLE UNDER THE CONTRACT
In addition to the standard Death Benefit(s) associated with your Contract, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about applicable fees associated with each benefit included in this table may be found in the FEE TABLE.

Name Of Benefit	Purpose	Is Benefit Standard Or Optional	Brief Description Of Restrictions/Limitations
Option to Purchase Additional Insurance Rider(1)	Provides the option to purchase more insurance on the insured's life without having to prove insurability.	Optional
•You may exercise this option on certain dates as set forth in your Contract.
•The new Contract you purchase will be in the same rating class as this Contract.
•This benefit will end on the earliest of: (1) the end of the last day of grace if the Contract is in default, (2) the 31st day after the Contract Anniversary on which the Insured's Attained Age is 52, and (3) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.

Term Insurance Benefit Rider on the Life of the Insured(1)	Provides level term life insurance coverage on the life of the insured.	Optional
•Level benefit amounts for each Contract Year and the term period for the benefit are shown in your Contract’s data pages.
•You may be able to exchange this benefit for a new contract of life insurance on the life of the insured without having to prove insurability.

Decreasing Term Insurance Benefit Rider on the Life of the Insured(1)	Provides decreasing term life insurance coverage on the life of the insured.	Optional
•Decreasing benefit amounts for each Contract Year and the term period for the benefit are shown in your Contract’s data pages.
•You may be able to exchange this benefit for a new contract of life insurance on the life of the insured without having to prove insurability.

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Decreasing Term Insurance Benefit Rider on the Life of the Insured's Spouse(1)	Provides decreasing term life insurance coverage on the life of the insured’s spouse.	Optional
•Decreasing benefit amounts for each Contract Year and the term period for the benefit are shown in your Contract’s data pages.
•You may be able to exchange this benefit for a new contract of life insurance on the life of the the insured’s spouse, without having to prove insurability.

Children Level Term Rider(1)	Provides level term life insurance coverage on the life of the insured’s covered children.	Optional
•The rider coverage will end on the earliest of: (1) the end of the day before the first Contract Anniversary on or after the primary insured’s 65th birthday, (2) the end of the day before the first Contract Anniversary on or after the child’s 25th birthday, (3) the end of the day before the date a rider is converted to a new Contract, and (4) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.

Accidental Death Benefit Rider(1)	Provides a benefit amount that is payable if the insured’s death is accidental.	Optional
•The loss must be a direct result of accidental death or bodily injury that occurred on or after the Contract Date, no more than 90 days after the injury, and while the Contract is in force.
•Benefit will not be paid for any death or injury that is caused or contributed to by war or act of war.

Insured's Waiver Of Premium Rider(1)	Provides for the waiver of Contract premiums while the insured is totally disabled.	Optional
•The benefit will end and we will no longer waive Contract premiums on the earlier of: (1) the end of the day before the first Contract Anniversary that follows the Insured's 65th birthday, unless the Insured had stayed disabled since before the first Contract Anniversary that follows the 60th birthday, or (2) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.
•Benefit will not be paid for any death or injury that is caused or contributed to by war or act of war.

Living Needs BenefitSM Rider(1)	Allows you to elect to receive an accelerated payment of all or part of the Death Benefit, adjusted to reflect current value, if the insured becomes Terminally Ill or is confined to a nursing home.	Optional
•Requires certification of a physician for benefits to be paid.
•No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.
•With the exception of certain business-related Contracts, this benefit is excluded from income if the insured is Terminally Ill or chronically ill.

(1) Rider benefits will no longer be available if the Contract lapses or is surrendered.
RIDERS
Contract Owners may be able to obtain extra fixed benefits, which may require additional charges. These optional insurance benefits will be described in what is known as a "rider" to the Contract. All riders are only available at Contract issuance, except as noted. The available riders include the following (as described more fully below):
•Option To Purchase Additional Insurance Rider, which provides the option to purchase more insurance on the insured's life without having to prove insurability.
•Term Insurance On the Life Of the Insured Rider, which provides life insurance coverage on the insured for a period of time.
•Decreasing Term Insurance On Insured Rider, which provides decreasing life insurance coverage on the life of the insured for a period of time.
•Decreasing Term Insurance On Insured's Spouse Rider, which provides decreasing life insurance coverage on the life of the insured's spouse for a period of time.
•Children Level Term Rider, which provides life insurance coverage on the insured’s children.
•Accidental Death Benefit Rider, which pays an additional Death Benefit if the insured’s death is accidental.
•Insured's Waiver Of Premium Rider, which provides for the waiver of Contract premiums if the insured becomes disabled.
•Living Needs BenefitSM Rider, which allows you to elect to receive an accelerated payment of all or part of the Death Benefit, adjusted to reflect current value, if the insured becomes Terminally Ill or is confined to a nursing home. This rider may be added after Contract issuance, subject to our underwriting requirements.
We will not pay a benefit under the Accidental Death Benefit rider or make payments under the Insured's Waiver Of Premium Rider for any death or injury that is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.
The amounts of these benefits do not depend on the performance of the Account, although they will no longer be available if the Contract lapses or is surrendered. Some riders are not available in conjunction with other riders and certain restrictions may apply as set forth below. Some riders or features described in this prospectus may be subject to state variations or may not be available in

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all states. A Pruco Life of New Jersey representative can explain all of these extra benefits further. We will provide samples of the provisions upon receiving a written request.
Accidental Death Benefit Rider
The Accidental Death Benefit Rider provides an additional Death Benefit that is payable if the insured's death is accidental, as defined in the benefit provision. The rider provides a fixed dollar benefit in an amount set forth in your Contract’s data pages. A death resulting from injury must occur no more than 90 days after the injury. The benefit will end on the earliest of: (1) the end of the last day of grace if the Contract is in default; (2) the date the Contract is surrendered for its Cash Surrender Value, and (3) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.
Children Level Term Rider
The Children Term Rider provides term life insurance coverage on the life of the insured’s children. The rider provides a fixed dollar benefit in an amount set forth in your Contract’s data pages. The rider coverage will end on the earliest of: (1) the end of the day before the first Contract Anniversary on or after the primary insured’s 65th birthday, (2) the end of the day before the first Contract Anniversary on or after the child’s 25th birthday, (3) the end of the day before the date a rider is converted to a new contract, (4) the end of the last day of grace if the Contract is in default, (5) the date the Contract is surrendered under its Cash Surrender Value and (6) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.
Decreasing Term Insurance On Insured Rider
The Decreasing Term Insurance Benefit Rider provides life insurance coverage on the life of the insured for a period of time. The rider provides a fixed dollar benefit amount which decreases each Contract Year. Benefit amounts and the term period for the benefit are shown in your Contract’s data pages. Any Death Benefit proceeds under this Contract will include this amount. You may be able to exchange this benefit for a new contract of life insurance on the life of the insured, without having to prove insurability.
The benefit will end on the earliest of: (1) the end of the last day of grace if the Contract is in default; (2) the date the Contract is surrendered for its Cash Surrender Value, and (3) the first Monthly Date on or after the date a request to discontinue the rider is received in Good Order at a Service Office.
Decreasing Term Insurance On Insured's Spouse Rider
The Decreasing Term Insurance Benefit Rider provides life insurance coverage on the life of the insured's spouse for a period of time. The rider provides a fixed dollar benefit amount which decreases each Contract Year. Benefit amounts and the term period for the benefit are shown in your Contract’s data pages. Any Death Benefit proceeds under this Contract will include this amount. You may be able to exchange this benefit for a new contract of life insurance on the life of the insured's spouse, without having to prove insurability.
The benefit will end on the earliest of: (1) the end of the last day of grace if the Contract is in default; (2) the date the Contract is surrendered for its Cash Surrender Value, and (3) the first Monthly Date on or after the date a request to discontinue the rider is received in Good Order at a Service Office.
Insured's Waiver Of Premium Rider
The Insured's Waiver Of Premium Rider waives the Contract premiums that fall due while the insured is totally disabled, as defined in the benefit provision. If the Insured becomes disabled before the first Contract Anniversary following his or her 60th birthday, we will waive all Contract premiums that fall due while he or she stays disabled. If the Insured becomes disabled on or after the first Contract Anniversary following his or her 60th birthday, we will waive all Contract premiums that fall due before the first Contract Anniversary following his or her 65th birthday and while he or she stays disabled. We will not waive any Contract premiums if the Insured becomes disabled on or after the first Contract Anniversary after his or her 65th birthday.
The benefit will end and we will no longer waive Contract premiums on the earliest of: (1) the end of the last day of grace if the Contract is in default, (2) the end of the day before the first Contract Anniversary that follows the Insured's 65th birthday, unless the Insured had stayed disabled since before the first Contract Anniversary that follows the 60 th birthday, (3) the date the Contract is surrendered under its Cash Surrender Value, and (4) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.
We will not waive premiums under the Insured's Waiver Of Premium Rider for any death or injury that is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.
Living Needs BenefitSM Rider
The Living Needs BenefitSM Rider may be available on your Contract and the benefit may vary by state. There is no charge for adding the benefit to a Contract. However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted.
The Living Needs BenefitSM Rider allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted Death Benefit will always be less than the Death Benefit, but will not be less than the Contract’s Cash Surrender Value. One or both of the following options may be available. You should consult with a Pruco Life of New Jersey representative about whether additional options may be available.
The Terminal Illness Option is available on the Living Needs BenefitSM Rider when a Licensed Physician certifies the insured as Terminally Ill with a life expectancy of six months or less. When that evidence is provided and confirmed by us, we will provide an

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accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs BenefitSM. The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs BenefitSM claim form.
The Nursing Home Option is available on the Living Needs BenefitSM Rider after the insured has been confined to an eligible nursing home for six months or more (Nursing Home Option is not available in New York). When a Licensed Physician certifies that the insured is expected to remain in an eligible nursing home until death, and that is confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs BenefitSM. The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs BenefitSM claim form in a single sum.
All or part of the Contract's Death Benefit may be accelerated. If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract. The minimum amount that may be accelerated for a Living Needs BenefitSM claim is $50,000. However, we currently have an administrative practice to allow a reduced minimum of $25,000. We reserve the right to discontinue this administrative practice in a non-discriminatory manner and we will notify you prior to discontinuing this practice.

Examples:
The examples below demonstrate benefits accelerated as a lump sum(1) under the Living Needs BenefitSM (LNB) Rider and how the accelerated benefit will impact the Contract. The figures used are for illustrative purposes only and are not guaranteed.

Sex and Issue Age: Male, 21 Contract Date: 12/20/1991 Face Amount: $65,000		Underwriting Classification: Preferred nonsmoker Claim Date: 12/20/2025
These hypothetical examples assume a (1) Death Benefit of $88,460, (2) a reduction at an annual rate of 8% applied for early payment based on the applicable life expectancy, and (3) a processing fee of $150 has been deducted.
Example results (rounded to the nearest dollar):

% of Death Benefit accelerated: Accelerated Death Benefit payment:		LNB Terminal Illness Option(2)		LNB Nursing Home Option(3)
		100% $84,860	50% $42,505	100% $72,387	50% $36,120
	Contract values before acceleration:	Contract values after acceleration of Death Benefit:
Face Amount:	$65,000	$0	$32,500	$0	$32,500
Contract Debt:	$1,040	$0	$520	$0	$520
Death Benefit:	$88,460	$0	$44,230	$0	$44,230
Contract Fund:	$19,460	$0	$9,730	$0	$9,730
Surrender charge:	$0	$0	$0	$0	$0
Cash value:	$29,400	$0	$14,700	$0	$14,700
Cash Surrender Value:	$28,360	$0	$14,180	$0	$14,180
Annual premium:	$602	$0	$316	$0	$316
(1)Receiving the accelerated Death Benefit via monthly payments may be an option available to you and we can provide more information upon request.
(2)An assumed six month life expectancy always applies.
(3)Assumes an average life expectancy for a male, age 55, confined to a nursing home.
No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of Living Needs BenefitSM that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.
You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs BenefitSM to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs BenefitSM is excluded from income if the insured is Terminally Ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit. Receipt of a Living Needs BenefitSM payment may also affect your eligibility for certain government benefits or entitlements.

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Option To Purchase Additional Insurance Rider
You have the right under this rider to purchase more insurance on the Insured's life without having to prove insurability. You may do this for certain normal option dates and advance option dates, as set forth in the benefit provision. The new Contract you purchase will be in the same rating class as this Contract.
If the rider benefit amount is less than $25,000, the new Contract may be a Life Paid Up at Age 85 Contract issued by Pruco Life of New Jersey, with a minimum Face Amount of $10,000, but not greater than the benefit amount. If the rider benefit amount is $25,000 or more, the new Contract can be a Life Paid Up at Age 85 Contract, as described above, or a life insurance Contract regularly being issued by Pruco Life of New Jersey at that time, with a minimum Face Amount of $25,000, but not greater than the benefit amount.
This ben efit will end on the earliest of: (1) the end of the last day of grace if the Contract is in default, (2) the 31st day after the Contract Anniversary on which the Insured's Attained Age is 52, (3) the date the Contract is surrendered under its Cash Surrender Value, and (4) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.
Term Insurance On the Life Of the Insured Rider
The Term Insurance Benefit Rider provides level life insurance coverage on the life of the insured for a period of time. The rider provides a fixed dollar benefit. Benefit amounts and the term period for the benefit are shown in your Contract’s data pages. Any Death Benefit proceeds under this Contract will include this amount. You may be able to exchange this benefit for a new contract of life insurance on the life of the insured, without having to prove insurability.
The benefit will end on the earliest of: (1) the end of the last day of grace if the Contract is in default; (2) the date the Contract is surrendered for its Cash Surrender Value, and (3) the first Monthly Date on or after the date a request to discontinue the rider is received in Good Order at a Service Office.
REQUIREMENTS FOR ISSUANCE OF A CONTRACT
The minimum initial guaranteed Death Benefit is $25,000. The Contract generally is issued on insureds below the age of 76. Before issuing any Contract, we require evidence of insurability, which may include a medical examination. Nonsmokers who meet preferred underwriting requirements are offered the most favorable premium rate. We charge a higher premium if an additional mortality risk is involved. We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.
Underwriting Procedures
When you express interest in obtaining a Contract from us, you may apply for coverage through either (1) a long form application or (2) our worksheet process. When using the long form application, a registered representative completes a full application and submits it to us to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, a broker-dealer affiliate of Prudential, or in some cases, a broker-dealer not directly affiliated with Prudential. When using the worksheet process, a registered representative typically collects enough information to start the underwriting process. The remaining information is obtained directly from the proposed insured.
Regardless of the underwriting process followed, once we receive the necessary information, which may include physicians' statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.
Some requests for coverage that registered representatives submit through the worksheet process may qualify for accelerated underwriting. We will use information you provide on your application, information from third party information providers and other information to determine if we will accept the risk without a medical exam, which would otherwise be required. Depending on your circumstances, accelerated underwriting could affect our willingness to accept the risk. Also, this may result in lower or higher Contract costs since the information we collect may be different than what we collect for applications that do not use accelerated underwriting.
Contract Date
There is no insurance under this Contract until the minimum initial premium is paid. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed. If the first premium was not paid with the application, the Contract Date was ordinarily two or three days after the application was approved by Pruco Life of New Jersey so that it either coincided with or was prior to the date on which the first premium was paid. Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured's Issue Age. This may be advantageous for some Contract Owners as a lower Issue Age may result in lower current charges.
PREMIUMS
Premiums on the Contract are level, fixed, and payable in advance during the insured's lifetime on an annual, semi‑annual, quarterly or monthly basis. If you pay premiums more often than annually, the aggregate annual premium will be higher to compensate Pruco Life of New Jersey for the additional processing costs and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract Year. See CHARGES AND EXPENSES.

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The premium amount depends on the Contract's initial Death Benefit and the insured's age at issue, sex (except where unisex rates apply), and risk classification. If you pay premiums other than monthly, we will notify you about three weeks before each due date, that a premium is due. If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder. You may change the frequency of premium payments with Pruco Life of New Jersey’s consent.
You may elect to have monthly premiums paid automatically under the “Pru‑Matic Premium Plan” by pre‑authorized transfers from a bank checking account. You may also be eligible to have monthly premiums paid by pre‑authorized deductions from an employer's payroll.
There is a grace period of 31 days for each premium. During the grace period, the Contract will continue in effect. A Contract will lapse if a premium has not been paid by the end of the grace period. Upon lapse, you will have several options. You may continue the amount of insurance coverage in effect on the due date of the unpaid premium, less any Contract Debt, for a fixed period or you may continue a lesser amount of insurance for the lifetime of the insured, or you may surrender the Contract for its Cash Surrender Value. See LAPSE AND REINSTATEMENT.
If the insured dies during the grace period before the premium is paid, the portion of the unpaid premium that covers the period from the due date to the date of death will be deducted from the Death Benefit. If the insured dies while no premium is in default, we will increase the Death Benefit by the portion of the last premium that covers the period subsequent to the date of death.
We reserve the right to refuse to accept any payment that would require us to increase the Death Benefit (under Section 7702 of the Internal Revenue Code) by more than the payment increases the Contract Fund. Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract under section 7702A of the Internal Revenue Code, which could be significantly disadvantageous. If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options. Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest. If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract. See Tax Treatment Of Contract Benefits.
The following table shows representative standard and preferred annual premium amounts for various face amounts:

	$25,000 Face Amount		$100,000 Face Amount
	Preferred	Standard	Preferred	Standard
Male, age 25 at issue	$270.00	$283.25	$ 990.0	$1,043.00
Female, age 35 at issue	$333.75	$342.75	$1,245.00	$1,281.00
Male, age 40 at issue	$449.00	$484.50	$1,706.00	$1,848.00
The following table compares annual and monthly premiums for insureds who are standard risks. Note that in these examples, the sum of 12 monthly premiums for a particular Contract is approximately 105% to 110% of the annual premium for that Contract.

	$25,000 Face Amount		$100,000 Face Amount
	Monthly	Annual	Monthly	Annual
Male, age 25 at issue	$26.00	$283.25	$ 92.0	$1,043.00
Female, age 35 at issue	$31.00	$342.75	$112.00	$1,281.00
Male, age 40 at issue	$43.25	$484.50	$161.00	$1,848.00
Initial Premium
The initial premium is due on or before the Contract Date. It is the premium needed to start the Contract. There is no insurance under the Contract until the initial premium is paid.
Generally, your initial net premium is applied to your Contract as of the Contract Date. If we do not receive your initial premium before the Contract Date, we apply the initial premium to your Contract as of the end of the Valuation Period in which it was received in Good Order at the Payment Office. In no case will the premium be applied with an effective date that precedes the date of this offering. See Allocation Of Premiums.
Allocation Of Premiums
Before a Contract is issued you are required to provide us with premium allocation instructions. The initial premium, after we deduct applicable charges, is allocated among the Variable Investment Options according to the desired allocation specified on the application. The invested portion of all subsequent premiums are placed in the selected Variable Investment Options as of the end of the Valuation Period when due (not when received) in accordance with the allocation you previously designated. Any premium payments received prior to the due date will be held in Pruco Life of New Jersey's general account, and the net premium will not be credited to your selected Variable Investment Options until the due date.
Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at a Service Office. Allocation changes may generally be made by mail, phone, fax, or website. Contracts that are jointly owned or assigned generally cannot change premium allocations by phone, fax or website. See Assignment. There is no charge for reallocating future premiums. Any portion of a net premium allocated to a particular Variable Investment Option must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole

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numbers. For example, 33% can be selected but 33⅓% cannot. Of course, the total allocation of all selected investment options must equal 100%.
Processing And Valuing Transactions
Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange ("NYSE") is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
(a)trading on the NYSE is restricted;
(b)an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or
(c)the SEC, by order, permits the suspension or postponement for the protection of security holders.
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
Transfers And Restrictions On Transfers
If the Contract is not in default, or in force as variable reduced paid-up insurance, you may, up to four times in each Contract Year, transfer amounts from one Variable Investment Option to another Variable Investment Option. See LAPSE AND REINSTATEMENT. Currently, you may make additional transfers with our consent without charge. For the first four transfers in a calendar year, you may transfer amounts by providing your request to us in Good Order at a Service Office. Transfers may generally be made by mail, phone, fax, or website. Contracts that are jointly owned or assigned generally cannot conduct transfers by phone, fax, or website. See Assignment.
After you have submitted four transfers in a calendar year, we will accept subsequent transfer requests only if they are sent to us by U.S. regular mail, bear an original signature in ink, and are received in Good Order at a Service Office.
Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.
Transfers among Variable Investment Options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $1,000 from one Variable Investment Option to another, or may be in terms of a percentage reallocation among Variable Investment Options. In the latter case, as with premium reallocations, the percentages must be in whole numbers. Transfers conducted via the website must be in percentage terms.
We will use reasonable procedures, such as asking you for certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. Pruco Life of New Jersey will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life of New Jersey cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.
The Contract was not designed for professional market timing organizations, or other organizations or individuals, using programmed, large, or frequent transfers. Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the Funds. Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Funds, or we are informed by a Fund (e.g., by the Fund’s adviser/sub- advisers) that the purchase or redemption of shares in the Fund must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on the performance of the affected Fund, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner. We will immediately notify you at the time of a transfer request if we exercise this right.
Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one and will not be waived. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Owners.
In addition, owners of variable life insurance or variable annuity contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same Funds available to them, and unfavorable

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consequences associated with such frequent trading within the Funds (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners.
The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.
The Funds may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Contract value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
CONTRACT VALUES
The total amount invested in the Contract Fund at any time consists of the Variable Investment Options and any Contract loan.
How a Contract's Cash Surrender Value Will Vary
The Contract's Cash Surrender Value on any date will be the Contract Fund less any Contract Debt. The Contract Fund value changes daily, reflecting:
(1) increases or decreases in the value of the Fund(s);
(2) interest credited on any loan; and
(3) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.
The Contract Fund value also changes to reflect the receipt of net premium payments and the deduction of other charges described under CHARGES AND EXPENSES, and any withdrawals or accelerated benefits. See Withdrawals and RIDERS .
Upon request, we will tell you the Cash Surrender Value of your Contract. It is possible for the Cash Surrender Value of a Contract to decline to zero because of unfavorable investment performance in the Contract Fund, and/or outstanding Contract Debt.
Loans
You may borrow an amount up to the current Loan Value of your Contract less any existing Contract Debt using the Contract as the only security for the loan. The Loan Value at any time is equal to 75% of its cash value. A Contract in default has no Loan Value. The minimum amount that may be borrowed at any one time is $500 unless the proceeds are used to pay premiums on the Contract. If you pay premiums other than monthly, you may elect in advance to have us automatically make a loan against the Contract, if the net cash value is large enough, in order to pay a premium that has not been paid at the end of a grace period.
Interest charged on a loan accrues daily. We charge interest on the full loan amount, including all unpaid interest. Interest is due on each Contract Anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, we will increase the loan amount by any unpaid interest.
At Contract issue, you may choose one of two interest rate options. You may elect to have interest charges accrue daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to the variable interest loan provision, or vice-versa, with our consent.
If you elect the variable loan interest rate provision, you may borrow up to 90% of the Contract's cash value and interest on any loan will accrue daily at an annual rate we determine at the start of each Contract Year (instead of at the fixed 5.5% rate). The interest rate will not exceed the greatest of (1) the “Published Monthly Average” for the calendar month ending two months before the calendar month of the Contract Anniversary; (2) 5%; and (3) the rate permitted by law in the state of issue of the Contract. The “Published Monthly Average” means Moody's Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service or, if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 2000 ranged from 7.65% to 8.41%.
When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable Variable Investment Options. The reduction is generally made in the same proportions as the value that each Variable Investment Option bears to the total value of the Contract. While a fixed rate loan is outstanding, the amount that was so transferred will continue to be treated as part of the

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Contract Fund, but will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment option[s]. While a loan made pursuant to the variable loan interest rate provision is outstanding, the amount that was transferred is currently credited with a rate which is 1% less than the loan interest rate for the Contract Year, rather than with the actual rate of return of the Variable Investment Options. If a loan remains outstanding at a time when Pruco Life of New Jersey fixes a new rate, the new interest rate applies.
The Contract Debt is the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract Debt exceeds what the Cash Surrender Value would be if there were no Contract Debt, Pruco Life of New Jersey will notify you of its intent to terminate the Contract in 31 days, within which time you may repay all or enough of the loan to obtain a positive Cash Surrender Value and thus keep the Contract in force for a limited time.

If you send us a payment during the grace period and we receive it after a Monthly Date has occurred, we will credit interest to the Contract Fund from the date your Contract went into default to the date we received your payment, and then return to crediting interest on subsequent Monthly Dates. If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the IRS. See LAPSE AND REINSTATEMENT and Tax Treatment Of Contract Benefits.
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment Of Contract Benefits.
Any Contract Debt will directly reduce a Contract’s Cash Surrender Value and will be subtracted from the Death Benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future Death Benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.
Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest. Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing.
When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay plus interest credits accrued on the repaid portion of the loan since the last transaction date. We will apply the loan repayment using the break-down factors based on the Funds in each of the investment options as of the loan repayment date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.
Withdrawals
You may withdraw a portion of the Contract's Cash Surrender Value, generally, the portion resulting from investment performance exceeding 4% a year, without surrendering the Contract. We will reduce the Death Benefit by the amount of paid‑up whole life insurance that the cash value withdrawn would have purchased for that Contract Owner. We will reduce the Face Amount so that the difference between the Death Benefit and the Face Amount will be the same percentage of Cash Surrender Value as before the withdrawal. The right to withdraw such excess Cash Surrender Value may be usefully compared with a partial surrender. If you elect to withdraw excess Cash Surrender Value, the Premium is not reduced. The Cash Surrender Value is reduced by exactly the amount of the withdrawal. Both the Death Benefit and the Face Amount are also reduced but by a lesser amount than they would be under a partial surrender. See Surrender Of a Contract.
Withdrawal of the Cash Surrender Value may have tax consequences. Currently, we will provide an authorization form if your withdrawal request causes a decrease in Face Amount that results in your Contract being classified as a Modified Endowment Contract. The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed. We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office. See Tax Treatment Of Contract Benefits.
Upon request, we will tell you the amount of the Cash Surrender Value that you may withdraw and the amount of the corresponding reductions in the Death Benefit and Face Amount for that or any lesser amount of cash value withdrawn. You may withdraw a portion of the Contract's Cash Surrender Value to pay premiums on the Contract. This can be done once, occasionally, or automatically every year, to the extent investment performance warrants it. To exercise this right, you must deliver or mail a written request in a form that meets our needs to a Home Office.
Surrender Of a Contract
You may surrender your Contract at any time, in whole or in part, for its Cash Surrender Value (referred to as net cash value in the Contract) while the insured is living. A partial surrender essentially involves splitting an existing Contract into two Contracts. One is surrendered for its Cash Surrender Value; the other is continued in force on the same terms as the original Contract, except that the Death Benefit, the Face Amount, and the Cash Surrender Value of the continuing Contract will all be proportionately reduced and a new lower Premium will be payable. The Face Amount immediately after the partial surrender must be at least equal to the minimum Face Amount applicable to the insured’s Contract.

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To surrender your Contract, we may require you to deliver or mail the following items in Good Order to a Service Office: (a) the Contract, (b) a signed request for surrender, (c) any tax withholding information required under federal or state law, and (d) the authorization of any assignee or irrevocable beneficiary. The Cash Surrender Value will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at a Service Office. Surrender of a Contract may have tax consequences. See Tax Treatment Of Contract Benefits.
Additional requirements exist if you are exchanging your Contract for a new one at another insurance company. Specifically, we require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer. The new insurer should submit these documents directly to us by sending them in Good Order to our Service Office. Generally, we will pay your Contract’s Cash Surrender Value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Service Office.
When Proceeds Are Paid
Generally, we will pay any Cash Surrender Value, loan proceeds, or withdrawal within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request. The amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at the office designated to receive that request.
We may delay payment of proceeds from the Variable Investment Option(s) if the disposal or valuation of the Account's assets is not reasonably practicable because the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists
LAPSE AND REINSTATEMENT
If premiums are paid on or before each due date, or within the 31 day grace period after each due date, and there are no outstanding loans, a Contract will remain in force. However, if a premium is not paid on or before each due date, or within the 31 day grace period after each due date, the Contract will lapse. Should this happen, we will send you a notice of default setting forth the payment required to bring the Contract up to date. A 31-day grace period will begin from the date the notice of default is mailed. Your payment must be received or postmarked within the 31-day grace period or the Contract will end and have no value. To prevent your Contract from lapsing, your payment must be in Good Order when received at the Payment Office. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment Of Contract Benefits.
A Contract that lapses may be reinstated within three years from the date of default, if the following conditions are met:
(1)We receive a written request for reinstatement in Good Order at our Service Office;
(2)Renewed evidence of insurability is provided on the insured;
(3)The insured is living on the date the Contract is reinstated; and
(4)Submission of certain payments sufficient to bring the Contract up to date, and
(5)Any Contract Debt must be restored or paid back with interest to date at 5 1/2% a year. If that debt with interest would exceed the Loan Value of the reinstated Contract, the excess must be paid to us before reinstatement.
The reinstatement date will be the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund. We reserve the right to change the requirements to reinstate a lapsed Contract.
If your Contract does lapse, it will still provide some benefits. You can receive the Cash Surrender Value by making a request to us prior to the end of the 31 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.
Extended Term Insurance. The amount of insurance that would have been paid on the date of default will continue for a stated period of time. You will be told in writing how long that will be. The insurance amount will not change. There will be a diminishing Cash Surrender Value but no Loan Value. Extended term insurance is not available to insureds in high risk classifications or under Contracts issued in connection with tax-qualified pension plans.
Fixed Reduced Paid-Up Insurance. This insurance continues for the lifetime of the insured but at an insurance amount that is generally lower than that provided by fixed extended term insurance. It will decrease only if you take a Contract loan. Upon request, we will tell you what the amount of insurance will be. Fixed paid-up insurance has a Cash Surrender Value and a Loan Value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment Of Contract Benefits.
Variable Reduced Paid-Up Insurance. This is similar to fixed paid‑up insurance and will initially be in the same amount. The Contract Fund will continue to vary to reflect the experience of the Variable Investment Options. There will be a new guaranteed minimum Death Benefit. Loans will be available subject to the same rules that apply to premium-paying Contracts.
Variable reduced paid-up insurance is the automatic option provided upon lapse only if the amount of variable reduced paid-up insurance is at least as great as the amount of fixed extended term insurance which would have been provided upon lapse. In addition, variable reduced paid-up insurance will be available only if the insured is not in one of the high risk rating classes for which we do not offer fixed extended term insurance. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment Of Contract Benefits.
If no request is made, the “automatic option” will be fixed extended term insurance. If fixed extended term insurance is not available to the insured, then fixed reduced paid-up insurance will be provided. However, if variable reduced paid-up insurance is available and the amount is at least as great as the amount of fixed extended term insurance, then the automatic option will be

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variable reduced paid-up insurance. This could occur if the Contract lapses and there is a Contract Debt outstanding.
RIGHT TO EXCHANGE A CONTRACT FOR A FIXED-BENEFIT WHOLE LIFE POLICY
At any time during the first 24 months after a Contract was issued, so long as no premium due remained unpaid, the owner was able to exchange it for a fixed-benefit whole life policy on the insured's life. No evidence of insurability was required to make an exchange. The new policy's death benefit would have been the same as the face amount of the contract. The new policy also would have had the same issue date and risk classification for the insured as the contract, but it would have been issued by Prudential and would have been a participating (potentially dividend paying) policy. Premiums for the new policy were based on Prudential's rates in effect on the original issue date for the same class of risk which were higher than premiums under the Contract. The new policy's cash value would have been the same as it would have been had the new policy been purchased at the outset. There would have been an equitable cash adjustment on the exchange equal to the difference between the premiums on the new policy and the premiums on the Contract for the period between the Contract Date and the date of the exchange, reduced by the amount, if any, by which the cash value of the Contract on the date of the exchange exceeded what the cash value would have been had the Variable Investment Options in which the Contract participated uniformly earned the assumed investment return of 4%. A further adjustment would have been made for any differences in premiums for any optional benefits carried over to the new policy.
The exchange would have been effective when Pruco Life of New Jersey received a written request in a form that met its needs, and received the Contract and payment of any adjustment due on the exchange. Any outstanding Contract Debt must have been repaid on or before the effective date of the exchange.
You may exchange the Contract for a fixed‑benefit life insurance policy according to procedures meeting applicable state insurance law requirements if the Series Fund or one of its portfolios has a material change in its investment policy. Pruco Life of New Jersey, in conjunction with the New Jersey Insurance Commissioner, will determine if a change in investment policy is material. You will be able to exchange within 60 days of receipt of notice of such a material change or of the effective date of the change, whichever is later. Upon such an exchange, there will be a cash adjustment based on any difference in net cash value between the Contract and the new policy.
TAXES
Tax Treatment Of Contract Benefits
This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income tax impact will be in all circumstances. It is based on current tax law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.
Treatment As Life Insurance
The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see the Taxation section in the Statements of Additional Information for the Funds.
We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:
•you will not be taxed on the growth of the Contract Fund unless you receive a distribution from the Contract or if the Contract lapses or is surrendered, and
•the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes.
Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to ensure that the Contract will qualify as life insurance or to comply with applicable federal tax law.
The Contract may not qualify as life insurance under federal tax law after the Insured has attained age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the Contract after the insured reaches age 100.
Pre-Death Distributions
The tax treatment of any distribution you receive before the insured’s death depends on whether or not the Contract is classified as a Modified Endowment Contract.
Contracts Not Classified As Modified Endowment Contracts
•If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service (“IRS”). The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

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•Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.
•Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.
•Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax unless the Contract is surrendered or lapsed.
Modified Endowment Contracts
•The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the Face Amount is made (or a rider removed). The addition of a rider or an increase in the Face Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in the Face Amount would cause the Contract to become a Modified Endowment Contract and advise you of your options. You should first consult a tax adviser and your Pruco Life of New Jersey representative if you are contemplating any of these steps.
•If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured’s death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceed the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.
•Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.
•All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.
•Changes in the Contract, including changes in death benefits, may require additional testing to determine whether the Contract should be classified as a Modified Endowment Contract.
Investor Control
The tax law limits the amount of control you may have over choosing investments for the Contract. If this “investor control” rule is violated the Contract assets will be considered owned directly by you and lose the favorable tax treatment generally afforded life insurance. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.
Income Tax Withholding
You must affirmatively elect that no income taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to income tax withholding. You are not permitted to elect out of income tax withholding if you do not provide a social security number or other taxpayer identification number, or payment is made outside the United States. You may be subject to penalties under the estimated tax payment rules if your income tax withholding and estimated tax payments are insufficient to cover the income tax due.
Other Tax Considerations
If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. In addition, if you transfer your Contract to a foreign person, we are required to provide an information return regarding the transfer to you and the IRS.
Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.
Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may not be permitted under the tax law.
Business-Owned Life Insurance
If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract Owners generally cannot deduct premium payments. Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995. A n exception permits the deduction of interest on Contract loans for up to 20

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key persons. The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.
For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance Death Benefits will continue to be generally income tax free if, prior to Contract issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Internal Revenue Code) at the time the Contract was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable Contract Owner. Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.
Sales Of Issued Life Insurance Contracts To Third Parties
If you sell your Contract to a third party who the insured does not have a substantial family, financial or business relationship with (as defined in the Internal Revenue Code and accompanying Treasury Regulations), then the sale may be considered to be a reportable policy sale.
The purchaser of your Contract in a reportable policy sale is required to submit a Form 1099-LS to us, the IRS and the seller. Once received, we are required to report your Cash Surrender Value and cost basis information with respect to the Contract as of the date of the sale to the IRS and the seller. In addition, if a sale is a reportable policy sale, then all or part of the Death Benefit will be subject to income tax and tax reported by us when paid to the beneficiary.
Tax‑Qualified Pension Plans
You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code. Such Contracts must satisfy the minimum Basic Insurance Amount requirements outlined in the Contract and can never be less than $10,000. Increases and decreases of the Basic Insurance Amount may be allowed under the terms of the Contract and must be in minimum increments of $10,000. The monthly charge for anticipated mortality costs and illustrated premium is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity Contracts sold to tax-qualified pension plans. We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan. We reserve the right to restrict the availability of certain riders for Contracts issued in connection with a tax-qualified pension plan. You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.
Company Taxes
Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.
We will pay company income taxes on the taxable corporate earnings created by this Contract from investments in the Separate Account assets. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for taxes, and we may charge for taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or general account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to Contract Owners with investments in Separate Account assets because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Contract.
DISTRIBUTION AND COMPENSATION
Pruco Securities, an indirect wholly owned subsidiary of Prudential Financial, Inc. acts as the principal underwriter of the Contract. Pruco Securities, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities’ principal business address is 751 Broad Street, Newark, New Jersey 07102. Pruco Securities serves as principal underwriter of the individual variable insurance Contracts issued by us. The Contract is sold by registered representatives of Pruco Securities who are also our appointed insurance agents under state insurance law. The Contract may also be sold through other broker-dealers authorized by Pruco Securities and applicable law to do so.
Pruco Securities received gross distribution revenue for its variable life insurance products of $530,878,935 in 2021, $434,196,019 in 2020, and $281,884,778 in 2019. Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of 4,092,005 in 2021, $3,347,257 in 2020, and $2,809,798 in 2019. Pruco Securities offers the Contract on a continuous basis.

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Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Where the insured is less than 58 years of age, the representative generally receives a commission of no more than 50% of the premiums for the first year, no more than 11% of the premiums for the second, third, and fourth years, no more than 3% of the premiums for the fifth through tenth years, and no more than 2% of the premiums thereafter. For insureds over 58 years of age, the commission is lower. Representatives with less than three years of service may be paid on a different basis. Representatives who meet certain productivity, profitability, and persistency standards with regard to the sale of the Contract may be eligible for additional compensation.
Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life of New Jersey expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life of New Jersey's surplus, which may include the amounts derived from the risk charge and the mortality and expense risk charge. See CHARGES AND EXPENSES.
Pruco Securities registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.
In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative services, and/or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements.
A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2021) that received payment or accrued a payment amount with respect to variable product business during 2021 may be found in the statement of additional information. The least amount of cash compensation paid or accrued and the greatest amount paid or accrued during 2021 were $1.00 and $54,071,039.63, respectively.
While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Account. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
In addition, we or our affiliates may provide compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
LEGAL PROCEEDINGS
Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life of New Jersey and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life of New Jersey may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life of New Jersey may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases, and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Pruco Life of New Jersey, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which regulators have determined to focus.
Pruco Life of New Jersey’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Pruco Life of New Jersey’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Pruco Life of New Jersey’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Account, the ability of Pruco Securities to perform its contract with the Account, or Pruco Life of New Jersey's ability to meet its obligations under the Contracts.
FINANCIAL STATEMENTS

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Our audited consolidated financial statements are hereby incorporated by reference into the statement of additional information and should be considered only as bearing upon our ability to meet our obligations under the Contract. The Account’s audited financial statements are hereby incorporated by reference into the statement of additional information to this prospectus.
ADDITIONAL INFORMATION
We have filed a registration statement with the SEC under the Securities Act of 1933 relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.
To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 800-778-2255.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life of New Jersey delivers this prospectus to Contract Owners that reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Contract Owners while outside of the United States.
You may contact us for further information at the address and telephone number inside the front cover of this prospectus. For service or questions about your Contract, please contact our Service Office at the phone number on the back cover, or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.

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APPENDIX A: Funds Available Under the Contract
The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.Prudential.com/eProspectus. You can also request this information at no cost by calling 800-778-2255. Fund prospectuses and other information are also available from a financial intermediary (such as an insurance sales agent or broker-dealer) through which the Contract may be purchased or sold.
The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Table Of Funds
Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2021
			1 year	5 year	10 year
Specialty	AST Cohen & Steers Realty Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / Cohen & Steers Capital Management, Inc.	1.10%^	42.85%	13.01%	12.17%
Global/International	PSF Global Portfolio (Class I) - PGIM Investments LLC / LSV Asset Management; Massachusetts Financial Services Company; PGIM Quantitative Solutions LLC.; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC	0.77%^	18.23%	15.62%	13.06%
Specialty	PSF Natural Resources Portfolio (Class I) - PGIM Investments LLC / Allianz Global Investors U.S. LLC	0.50%^	25.50%	4.99%	(0.11)%
Balanced	PSF PGIM 50/50 Balanced Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited; PGIM Quantitative Solutions LLC.	0.57%	13.38%	10.41%	9.52%
Balanced	PSF PGIM Flexible Managed Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited; PGIM Quantitative Solutions LLC.	0.61%	17.36%	11.17%	10.91%
Fixed Income	PSF PGIM Government Income Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income	0.48%	(3.17)%	2.76%	2.36%
Money Market	PSF PGIM Government Money Market Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income	0.32%	0.04%	0.87%	0.44%
Fixed Income	PSF PGIM High Yield Bond Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited	0.57%^	7.93%	7.44%	7.42%
Large-Cap Growth	PSF PGIM Jennison Blend Portfolio (Class I) - PGIM Investments LLC / Jennison Associates LLC	0.46%	20.36%	19.08%	15.32%
Large-Cap Growth	PSF PGIM Jennison Growth Portfolio (Class I) - PGIM Investments LLC / Jennison Associates LLC	0.61%	16.01%	26.79%	20.34%
Large-Cap Value	PSF PGIM Jennison Value Portfolio (Class I) - PGIM Investments LLC / Jennison Associates LLC	0.42%	27.79%	11.96%	11.69%
Fixed Income	PSF PGIM Total Return Bond Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited	0.42%	(0.76)%	4.98%	4.68%
Small-Cap Blend	PSF Small-Cap Stock Index Portfolio (Class I) - PGIM Investments LLC / PGIM Quantitative Solutions LLC.	0.38%	26.34%	12.10%	14.20%
Large-Cap Blend	PSF Stock Index Portfolio (Class I) - PGIM Investments LLC / PGIM Quantitative Solutions LLC.	0.29%	28.28%	18.13%	16.23%
^The Fund’s annual current expense reflects temporary fee reductions.
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GLOSSARY                                                  TABLE OF CONTENTS
GLOSSARY: Definitions Of Special Terms Used In This Prospectus
Attained Age – The insured's age on the Contract Date plus the number of years since then.
Cash Surrender Value – The amount payable to the Contract Owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract Debt. Referred to in the Contract as “Net Cash Value.”
Contract – The variable life insurance Contract described in this prospectus.
Contract Anniversary – The same date as the Contract Date in each later year.
Contract Date – The date the Contract is effective, as specified in the Contract.
Contract Debt – The principal amount of all outstanding loans plus any interest accrued thereon.
Contract Fund – The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the Variable Investment Options and the principal amount of any Contract Debt plus any interest earned thereon. Referred to as the "Investment Base" in the Contract.
Contract Owner – You. Unless a different owner is named in the application, the owner of the Contract is the insured.
Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.
Death Benefit – If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract Debt.
Face Amount – The total amount of life insurance as shown in the Contract. Does not include any riders that may be attached to the Contract. Referred to in the Contract as "guaranteed minimum death benefit amount."
Fund – Amounts you invest in a Variable Investment Option will be invested in a corresponding Fund of the same name. A Fund may also be called a "portfolio."
Good Order – An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.
Internal Revenue Code - The Internal Revenue Code of 1986, as amended from time-to-time and the regulations promulgated thereunder.
Issue Age - The insured's age as of the Contract Date.
Licensed Physician - A physician (as defined in section 1861(r)(1) of the Social Security Act). The Licensed Physician must be acting within the scope of his/her license when providing a certification that the insured is either Terminally Ill or has been confined to an eligible nursing home. May not be the insured, the Contract Owner, or a family member of the insured or Contract Owner.
Loan Value -The maximum amount that a Contract Owner may borrow.
Monthly Date – The Contract Date and the same date in each subsequent month.
Payment Office – The office at which we process premium payments, loan payments, and payments to bring your Contract out of default. Your correspondence will be picked up at the address on your bill to which you are directed to send these payments and then delivered to our Payment Office.  For items required to be sent to our Payment Office, your correspondence is not considered received by us until it is received at our Payment Office. Where this Prospectus refers to the day when we receive a premium payment, loan payment or a payment to bring your Contract out of default, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Payment Office. There are two main exceptions: if the item is received at our Payment Office (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Pruco Life Insurance Company of New Jersey – Pruco Life of New Jersey, us, we, our. The company offering the Contract.
Separate Account – Amounts under the Contract that are allocated to the Fund(s) are held by us in a Separate Account called the Pruco Life of New Jersey Variable Insurance Account (the "Account" or the "Registrant"). The Separate Account is set apart from all of our general assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life of New Jersey conducts.
Service Office – The office at which we process allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests. Correspondence with our Service Office should be sent to P.O. Box 7390, Philadelphia, Pennsylvania 19176.  Your correspondence will be picked up at this address and then delivered to our Service Office.  For requests required to be sent to our Service Office, your request is not considered received by us until it is received at our Service Office. Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Service Office or via the appropriate telephone number, fax number, or website if the item is a type we accept by those means. There are two main exceptions: if the request is received (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Terminally Ill – The insured has a medical condition that is reasonably expected to result in the insured’s death within six months or less.
Valuation Period – The period of time from one determination of the value of the amount invested in a Variable Investment Option
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GLOSSARY                                                  TABLE OF CONTENTS
to the next. Such determinations are made when the net asset values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).
Variable Investment Options – The investment options of the Account. When you choose a Variable Investment Option, we purchase shares of the Fund that corresponds to that option. We hold these shares in the Account. Referred to in the Contract as “subaccounts.”

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To Learn More About Variable Life Insurance

The statement of additional information ("SAI") is legally a part of this prospectus, both of which are filed with the SEC under the Securities Act of 1933, Registration No. 333-253930. The SAI contains additional information about the Pruco Life of New Jersey Variable Insurance Account. The SEC maintains a website (http://www.SEC.gov) that contains the Variable Life Insurance SAI, material incorporated by reference, and other information about us. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: PublicInfo@SEC.gov.
You can call us at 800-778-2255 to ask us questions, request information about the Contract, and obtain copies of the SAI or other documents without charge. You can also view the SAI located with the prospectus at www.Prudential.com/eProspectus, or request a copy by writing to us at:
Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102

EDGAR Class/Contract Identifier: C000227511
Investment Company Act of 1940: Registration No. 811-03646

STATEMENT OF ADDITIONAL INFORMATION
The date of this statement of additional information and of the related prospectuses is May 1, 2022.

Pruco Life of New Jersey Variable Insurance Account (the "Account")
Pruco Life Insurance Company of New Jersey

Variable Life Insurance
VARIABLE LIFE INSURANCE CONTRACTS

This statement of additional information is not a prospectus. Please review the Variable Life Insurance® prospectus (the “prospectus”), which contains information concerning the Variable Life Insurance® Contracts. You may obtain a copy of the prospectus without charge by calling us at 800-778-2255 . You can also view the statement of additional information located with the prospectus at www.Prudential.com/eProspectus, or request a copy by writing to us.
As of January 1, 1992, Pruco Life of New Jersey no longer offered these Contracts for sale.
The defined terms used in this statement of additional information are as defined in the prospectus.

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102

GENERAL INFORMATION AND HISTORY
Description Of Pruco Life Insurance Company Of New Jersey
Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company founded on September 17, 1982, under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities only in the states of New Jersey and New York.
Control Of Pruco Life Insurance Company Of New Jersey
Pruco Life of New Jersey is a wholly owned subsidiary of Pruco Life Insurance Company (“Pruco Life”), which in turn is a wholly owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a stock life insurance company founded on October 13, 1875, under the laws of the state of New Jersey. Prudential is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering wide range of insurance, investment management, and other financial products and services. The principal executive office of each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.
As Pruco Life of New Jersey’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey, Pruco Life, and Prudential. However, neither Prudential Financial, Prudential, Pruco Life, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the Contract. Pruco Life of New Jersey and Pruco Life’s principal executive office is 213 Washington Street, Newark, New Jersey 07102.
State Regulation
Pruco Life of New Jersey is subject to regulation and supervision by the Department of Banking and Insurance of the state of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.
Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.
In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.
Records
We maintain all records and accounts relating to the Account at our principal executive office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.
Services And Third Party Administration Agreements
Pruco Life of New Jersey and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life of New Jersey various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life of New Jersey reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life of New Jersey has reimbursed Prudential $21,727,513 in 2021, $23,751,028 in 2020, and $21,087,962 in 2019, of which the life business accounted for $12,185,935, $11,531,667 , $8,115,554, and $7,457,040, respectively.
Our individual life reinsurance treaties covering Variable Life Insurance Contracts provide for the reinsurance of a portion of the related mortality risk on a yearly renewable term basis.   Pruco Life of New Jersey or its affiliates retain any such mortality risk that is not ceded under these treaties.
TransCentra, Inc. ("TransCentra") is a billing and payment services provider for Prudential, Pruco Life, and Pruco Life of New Jersey. TransCentra received $983,150 in 2021, $1,056,328 in 2020, and $1,150,421.98 in 2019 from Prudential for services rendered. TransCentra's principal business address is 4855 Peachtree Industrial Blvd, STE 245, Norcross, GA 30092.
Cyber Security And Business Continuity Risks
With the increasing use of technology and computer systems in general and, in particular, the internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber-attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain
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access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Cyber security events, disasters, and similar events, whether deliberate or unintentional, that could impact us and our Contract Owners could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to us. Cyber security and other events affecting any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value ("NAV") with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Company and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although we, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS
Legal Considerations Relating To Sex-Distinct Premiums And Benefits
The Contract generally uses mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on a blended unisex rate, whether the insured is male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Pruco Life of New Jersey may offer the Contract with unisex mortality rates to employers and employee organizations.
Withdrawal Of Excess Cash Surrender Value
You may withdraw a portion of the Contract's Cash Surrender Value, generally, the portion resulting from investment performance exceeding 4% a year, without surrendering the Contract. We will reduce the Death Benefit by the amount of paid‑up whole life insurance that the cash value withdrawn would have purchased for that Contract owner. We will reduce the Face Amount so that the difference between the Death Benefit and the Face Amount will be the same percentage of Cash Surrender Value as before the withdrawal. The right to withdraw such excess Cash Surrender Value may be usefully compared with a partial surrender. If you elect to withdraw excess Cash Surrender Value, the Premium is not reduced. The Cash Surrender Value is reduced by exactly the amount of the withdrawal. Both the Death Benefit and the Face Amount are also reduced but by a lesser amount than they would be under a partial surrender.
Withdrawal of the Cash Surrender Value may have tax consequences. Currently, we will provide an authorization form if your withdrawal request causes a decrease in Face Amount that results in your Contract being classified as a Modified Endowment Contract. The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed. We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office.
Upon request, we will tell you the amount of the Cash Surrender Value that you may withdraw and the amount of the corresponding reductions in the Death Benefit and Face Amount for that or any lesser amount of cash value withdrawn. You may withdraw a portion of the Contract's Cash Surrender Value to pay premiums on the Contract. This can be done once, occasionally, or
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automatically every year, to the extent investment performance warrants it. To exercise this right, you must deliver or mail a written request in a form that meets our needs to a Home Office.
Reports To Contract Owners
Once each year, we will send you a statement that provides certain information pertinent to your Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.
We also make available annual and semi-annual reports of the Funds showing the financial condition of the Funds and the investments held in each Fund. The most recent annual and semi-annual reports are available at www.Prudential.com/eProspectus or by calling 800-778-2255.
ADDITIONAL INFORMATION ABOUT CHARGES
Underwriting Procedures
When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our worksheet process. When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, a broker-dealer affiliate of Prudential, or in some cases, a broker-dealer not directly affiliated with Prudential.
When using the worksheet process, a registered representative typically collects enough applicant information to start the underwriting process. The representative will submit the information to Prudential to begin processing, which includes contacting the proposed insured to provide additional information online or over the phone.
Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.
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ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT
When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, withdrawals, or surrenders, make any transfers among the investment options, or change the way in which subsequent premiums are allocated.
DISTRIBUTION AND COMPENSATION
In an effort to promote the sale of our variable products (which may include the placement of our contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell contracts, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/ or administrative services, and/ or other services they provide to us or our affiliates.
To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements.
Pruco Life of New Jersey makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.
A list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2021) that received payment or accrued a payment amount with respect to variable product business during 2021. The least amount of cash compensation paid or accrued and the greatest amount paid or accrued during 2021 were $1.00 and $54,071,039.63, respectively.
Names of Firms:
AFS SECURITIES LLC, AGENCY SERVICES OF AR INC, AGP ALLIANCE GLOBAL PARTNERS, ALLSTATE FINANCIAL SERVICES LLC, AMERIAN GENERAL INS AGCY INC, AMERICAN EXPRESS INS AGENCY OF MA INC, AMERICAN EXPRESS INS AGENCY OF TX, AMERICAN INDEPENDENT SECURITIES GROUP LLC, AMERICAN INVESTORS CO, AMERICAN PORTFOLIOS, AMERIPRISE FINANCIAL CENTER, AMERITAS INVESTMENT COMPANY LLC, ANDREW GARRETT INC, AON CONSULTING INC, APW CAPITAL INC, ARETE INSURANCE AGENCY LLC, ARKADIOS CAPITAL LLC, ARKADIOS CAPITAL PARTNERS, ARLINGTON SECURITIES INC, ARVEST INSURANCE INC, AUSDAL FINANCIAL PARTNERS INC, AVANTAX ADVISORY SERVICES, AVANTAX INSURANCE AGENCY LLC, AVANTAX INSURANCE SERVICES INC, AVISEN SECURITIES INC, AXA ADVISORS LLC, AXIO FINANCIAL LLC, AXIO INSURANCE SERVICES LLC, AYCO SERVICES AGENCY LP, AYCO SERVICES INS AGCY INC (K OSTER), B RILEY WEALTH MANAGEMENT INC, BAIRD INS SERVICES INC, BAIRD INSURANCE SERVICES, INC, BANCWEST INVESTMENT SERVICES, INC., BBVA COMPASS INSURANCE AGENCY, BCG SECURITIES INC, BENCHMARK INVESTMENTS LLC, BENCHMARK INVESTMENTS, INC., BENEFIT FUNDING SERVICES LLC, BENJAMIN F EDWARD & COMPANY INC, BERTHEL FISHER & CO FIN SVCS INC, BILL FEW ASSOCIATES INC, BMO HARRIS FINANCIAL ADVISORS INC, BOK FINANCIAL SECURITIES INC, BRIGHTON SECURITIES CORP, BRODMAN, ADAM, J, BROKERS INTERNATIONAL FINANCIAL SERVICES, BROOKLIGHT PLACE SECURITIES INC, BUCKMAN CAPITAL LLC, CABOT LODGE SECURITIES LLC, CADARET GRANT & CO INC, CALTON & ASSOCIATES INC, CAMBRIDGE INVESTMENT RESEARCH INC, CANTELLA INSURANCE AGENCY INC, CAPE SECURITIES INC, CAPFINANCIAL SECURITIES LLC, CAPITAL INVESTMENT GROUP INC, CAPITAL SYNERGY PARTNERS INC, CBIZ BENEFITS & INS SVCS INC, CC SERVICES INC, CENTAURUS FINANCIAL INC, CENTAURUS TEXAS INC, CES INSURANCE AGENCY INC, CETERA ADVISOR NETWORKS, CETERA ADVISOR NETWORKS INSURANCE SERVIC, CETERA ADVISOR NETWORKS INSURANCE SERVICES LLC, CETERA ADVISOR NETWORKS, LLC, CETERA ADVISORS INSURANCE SERVICES LLC, CETERA ADVISORS, LLC, CETERA FINANCIAL SPECIALIST LLC, CETERA INVESTMENT SERVICES LLC, CFD INVESTMENTS INC, CFS INSURANCE AND TECHNOLOGY SERVICES LLC, CHALICE CAPITAL PARTNERS LLC, CHAPIN DAVIS INSURANCE INC, CHASE INSURANCE AGENCY, CIG RISK MANAGEMENT INC, CITIGROUP LIFE AGENCY LLC, CITIZENS SECURITIES INC, CLIENT ONE SECURITIES LLC, COASTAL EQUITIES INSURANCE AGENCY INC, COMERICA INSURANCE SERVICES INC, COMERICA SECURITIES INC, CONCORDE INSURANCE AGENCY INC, CONCOURSE FINANCIAL GROUP SECURITIES, COORDINATED CAPITAL SECURITIES, CPS FINANCIAL & INSURANCE SERVICES, CPS FINANCIAL & INSURANCE SERVICES INC, CROWN CAPITAL INS AGENCY OF NV INC, CROWN CAPITAL INSURANCE AGENCY LLC, CROWN CAPITAL SECURITIES LP, CRUMP LIFE INS SERVICES INC, CUSO FINANCIAL SERVICES LP, CUTTER & COMPANY BROKERAGE INC, D A DAVIDSON & CO, DAI SECURITIES, LLC, DEMPSEY FIN NETWORK INC, DEMPSEY LORD SMITH LLC, EDUCATORS FINANCIAL SERVICES INC, EDWARD D JONES & CO LP, EDWARD JONES INS AGCY OF CA LLC, EDWARD JONES INS AGCY OF MA LLC, EDWARD JONES INS AGCY OF NM LLC, EF LEGACY SECURITIES LLC, ENTERPRISE GENERAL INS AGENCY INC, ENTERPRISE SECURITIES COMPANY, EQUITY SERVICES INC, ESTATE INSURANCE SERVICES LTD, EXECUTIVE INS AGENCY INC, EXECUTIVE INSURANCE AGENCY INC, FASI OF TX INC, FBL MARKETING SERVICES LLC, FIFTH THIRD INSURANCE AGENCY INC, FIFTH THIRD SECURITIES INC, FINANCIAL INDEPENDENCE GROUP, FINANCIAL TELESIS INC, FIRST ALLIED SECURITIES INC, FIRST CITIZENS INVESTOR SERVICES INC, FIRST HEARTLAND CAPITAL INC, FIRST PALLADIUM LLC, FIRST PALLADIUM, LLC, FIRST REPUBLIC SECURITIES, FIRST REPUBLIC SECURITIES COMPANY, LLC, FMN CAPITAL CORPORATION, FNBB CAPITAL MARKETS LLC, FORTUNE FINANCIAL SERVICES INC, FORTUNE SECURITIES INC, FOUNDERS FINANCIAL SECURITIES LLC, FROST BROKERAGE SERVICES INC, FSC AGENCY INC, GENEOS WEALTH MANAGEMENT INC, GENERAL SECURITIES CORP, GIRARD INVESTMENT SERVICES LLC, GLOBALINK SECURITIES INC, GRADIENT SECURITIES LLC, GRB FINANCIAL LLC, GROVE POINT INVESTMENTS LLC, GWN SECURITIES INC., H BECK INC, H&R BLOCK
4

FINANCIAL ADVISORS INC, HALLIDAY FINANCIAL, LLC, HANCOCK SECURITIES GROUP LLC, HANTZ AGENCY LLC, HANTZ FINANCIAL SERVICES INC, HARBOR FINANCIAL SERVICES LLC, HARBOR INVESTMENT ADVISORY LLC, HARBOUR INVESTMENTS INC, HAZLETT BURT AND WATSON INC, HEFREN TILLOTSON INC, HERBERT J SIMS CAPITAL MANAGEMENT, HEREFORD INSURANCE AGENCY INC, HIGHTOWER SECURITIES LLC, HILLTOP SECURITIES INC, HORAN SECURITIES INC, HORNOR TOWNSEND & KENT, HSBC INSURANCE AGENCY USA INC, HUNTER ASSOCIATES INVESTMENT MANAGEMENT LLC, HUNTINGTON INVESTMENT COMPANY, HUNTLEIGH SECURITIES CORP (K JACKSON), HWG INS AGENCY INC, IDB CAPITAL CORP, IFP INSURANCE GROUP LLC, IMS SECURITIES INC, INDEPENDENCE CAPITAL CO INC, INDEPENDENT FINANCIAL GROUP INC, INFINEX INVESTMENTS INC, INNOVATION PARTNERS LLC, INSIGHT SECURITIES INC, INTERCONTINENTAL AGENCY LLC, INTERLINK SECURITIES CORP, INTERNATIONAL ASSETS ADVISORY LLC, INTERSECURITIES INSURANCE AGENCY, INTERVEST INTERNATIONAL EQUITIES CORPORATION, INTERVEST INTERNATIONAL INC, INTERVEST INTERNAT'L EQUITIES CORP, INVERNESS SECURITIES LLC, INVESTMENT CENTER INC, INVESTMENT PLANNERS INC, INVESTMENT SALES CORP, ISI INSURANCE AGENCY INC (R SIMARD), J ALDEN ASSOCIATES INC, J W COLE FINANCIAL INC, J W COLE FINANCIAL SERVICES INC, J.K. FINANCIAL SERVICES, INC., JANNEY MONTGOMERY SCOTT LLC, JEFFREY MATTHEWS FINANCIAL GROUP LLC, JK FINANCIAL SERVICES INC, JW COLE FINANCIAL INC, KCD FINANCIAL, KESTRA INVESTMENT SERVICES LLC, KEY INVESTMENT SERVICES LLC, KFG ENTERPRISES INC, KINGSWOOD CAPITAL PARTNERS LLC, KOVACK SECURITIES INC, L M KOHN & CO, LAIDLAW AND COMPANY UK LTD, LARSON FINANCIAL GROUP LLC, LASALLE ST SECURITIES LLC, LEVEL FOUR FINANCIAL LLC, LFA LIMITED LIABILITY COMPANY, LIFEMARK SECURITIES CORP, LINCOLN FIN ADVISORS CORP, LINCOLN FINANCIAL SEC CORP, LINCOLN INVESTMENT PLANNING LLC, LINCOLN NATIONAL INS ASSOC INC, LINSCO PRIVATE LEDGER INS ASSOC INC, LION STREET FINANCIAL LLC, LION STREET INSURANCE SERVICES INC, LOCKTON FINANCIAL ADVISORS LLC, LOMBARD INTERNATIONAL BROKERS INC, LPA INSURANCE AGENCY INC, LPL FINANCIAL CORP, M AND T SECURITIES INC, M FINANCIAL SECURITIES MARKETING INC, M HOLDINGS SECURITES INC, M.S. HOWELLS & CO, MADISON AVENUE SECURITIES, MARINER INSURANCE RESOURCES LLC, MB SCHOEN & ASSOCIATES INC, MCDONALD PARTNERS LLC, MCG SECURITIES LLC, MERCAP SECURITIES LLC,

Your registered representative can provide you with more information about the compensation arrangements that apply to your Contract.
EXPERTS
The financial statements of Pruco Life Insurance Company of New Jersey as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 and the financial statements of each of the subaccounts of Pruco Life of New Jersey Variable Insurance Account as of the dates presented and for each of the periods indicated therein incorporated in this statement of additional information by reference to the filed Form N-VPFS dated April 12, 2022 have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Actuarial matters included in this statement of additional information have been examined by Brian Peterfreund, FSA, MAAA, Vice President and Actuary of Prudential.
FINANCIAL STATEMENTS
The financial statements of the Account should be distinguished from the financial statements of Pruco Life of New Jersey, which should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.
The financial statements of the Pruco Life of New Jersey Variable Insurance Account and of Pruco Life Insurance Company of New Jersey are hereby incorporated by reference to Form N-VPFS dated April 12, 2022 .
5

OTHER INFORMATION

Item 30. Exhibits

Exhibit Number Description Of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Variable Insurance Account. (Note 15)

(b)	Custodian Agreements:
Not applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company of New Jersey. (Note 12)
(ii)	Form of Agreement between Pruco Securities Corporation and independent brokers with respect to the sale of the Contracts. (Note 15)

(d)	Contracts:
(i)	Variable Life Insurance Contract VL-83. (Note 15)
(ii)	New York Endorsement to the Variable Life Contract PLY 5-82. (Note 15)
(iii)	NY and NJ Endorsement to the Variable Life Contract PLY 6-82. (Note 15)
(iv)	New York Endorsement to the Variable Life Contract PLY 39-84. (Note 15)
(v)	New Jersey Endorsement to the Variable Life Contract PLIY 39 -84. (Note 15)
(vi)	New York jacket to the Variable Life Insurance Contract VL--83-Y. (Note 15)
(vii)	Page 5 to the Variable Life Insurance Contract--NY issues Page 5 (VL--83)-Y. (Note 15)
(viii)	Page 7 to the Variable Life Insurance Contract--NY Issues Page 7 (VL--83)-N. (Note 15)
(ix)	New York and New Jersey Endorsement to the Variable Life Insurance Contract PLY 50-84. (Note 15)
(x)	New York Endorsement to the Variable Life Insurance Contract PLY 36-84. (Note 15)
(xi)	New Jersey Endorsement to the Variable Life Insurance Contract PLIY 38-84. (Note 15)
(xii)	New Jersey Endorsement to the Variable Life Insurance Contract PLIY 62-85. (Note 15)
(xiii)	New York Endorsement to the Variable Life Insurance Contract PLY 61-85. (Note 15)
(xiv)	Rider for Insured's Waiver of Premium Benefit--NY Issues PLY 19--82. (Note 15)
(xv)	Rider for Insured's Waiver of Premium Benefit--NJ Issues PLIY 31--82. (Note 1)
(xvi)	Rider for Insured's Accidental Death Benefit--NY Issues PLY 20--82. (Note 15)
(xvii)	Rider for Insured's Accidental Death Benefit--NJ Issues PLIY 32--82. (Note 1)
(xviii)	Rider for Term Insurance Benefit on Life of Insured - Decreasing Amount--NY & NJ Issues VL 136 N. (Note 15)
(xix)	Rider for Term Insurance Benefit on Life of Insured Spouse - Decreasing Amount--NY Issues VL 181Y. (Note 15)
(xx)	Rider for Term Insurance Benefit on Life of Insured Spouse - Decreasing Amount--NJ Issues. VL 181N. (Note 15)
(xxi)	Rider for Option to Purchase Additional Insurance on Life of Insured VL 140. (Note 15)
(xxii)	Rider for Level Term Insurance Benefit on Dependent Children--NY Issues PLY 16--82. (Note 15)
(xxiii)	Rider for Level Term Insurance Benefit on Dependent Children--NJ Issues PLIY 33--82. (Note 15)
(xxiv)	Rider for Level Term Insurance Benefit on Life of Insured--NY & NJ Issues VL 131N. (Note 15)
(xxv)	Rider for Settlement Options to Provide Acceleration of Death Benefits ORD 87241-89 NJ. (Note 15)
(xxvi)	Rider for Settlement Options to Provide Acceleration of Death Benefits ORD 87241-91-P NY. (Note 11)

(e)	Applications:
(i)	Application Form for Variable Life Insurance Contract--New York issues ORD 84376-84 NY. (Note 15)
(ii)	Application Form for Variable Life Insurance Contract--New Jersey issues ORD 84376-82 NJ. (Note 15)

(iii)	Supplement to the Application for the Variable Life Insurance Contract ORD 86218-83. (Note 15)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended March 11, 1983. (Note 2)
(ii)	Certificate of Amendment of the Articles of Incorporation of Pruco Life Insurance Company of New Jersey, February 12, 1998. (Note 2)
(iii)	Certificate of Amendment of the Articles of Incorporation of Pruco Life Insurance Company of New Jersey, October 1, 2012. (Note 3)
(iv)	By‑laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 2)

(g)	Reinsurance Contracts:
(i)	Agreement between Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") and Prudential. (Note 4)
(ii)	Amendments (1-15) to the Agreement between Pruco Life of New Jersey and Prudential. (Note 5)

(h)	Participation Contracts:
(i)	Advanced Series Trust (formerly American Skandia Trust) Participation Agreement, as amended June 8, 2005 (Note 13)
(ii)	Amendment #1 to the Participation Agreement between Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") and Advanced Series Trust, as amended June 8, 2005 (Note 14)
(iii)	Participation Agreement between Pruco Life of New Jersey and The Prudential Series Fund. (Note 6)
(iv)	Shareholder Agreement (22c-2 Agreement) between Pruco Life of New Jersey and The Prudential Series Fund. (Note 7)
(v)	Shareholder Agreement (22c-2 Agreement) between Pruco Life of New Jersey and Advanced Series Trust (formerly American Skandia Trust) (Note 7)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and the Regulus Group, LLC. (Note 8)
(ii)	Revised Service Agreement between Prudential and the Regulus Group LLC, a TransCentra company. (Note 9)
(iii)	Engagement Schedule No. 2 between Prudential and Regulus Group, LLC. (Note 10)

(j)	Other Material Contracts:
Not applicable.

(k)	Legal Opinion:
Opinion and Consent of Christopher J. Madin, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Actuarial Opinion:
Not applicable.

(m)	Calculation:
Not applicable.

(n)	Other Opinions:
(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)
(ii)	Powers of Attorney: Robert E. Boyle, Markus Coombs, Caroline A. Feeney, Salene Hitchcock-Gear, Nandini Mongia, Dylan J. Tyson, Candace Woods. (Note 1)

(o)	Omitted Financial Statements:
Not applicable.

(p)	Initial Capital Agreements:
Not applicable.

(q)	Redeemability Exemption:
(i)	Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 1)

(r)	Form of Initial Summary Prospectuses:
Not applicable.

---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Post-Effective Amendment No. 40 to Form N-6, to Registration No. 002-89780, filed April 21, 2009 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 47 to Form N-6, to Registration No. 002-89780, filed April 10, 2015 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6, Registration No. 333-117796, filed April 17, 2007, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6, Registration No. 333-158637, filed April 12, 2013, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 34 for Form N-6, Registration No. 333-112809, filed April 11, 2018, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 7)	Incorporated by reference to Pre-Effective Amendment No. 1 for Form N-6, Registration No. 333-215543, filed June 16, 2017, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 8)	Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6, Registration No. 333-158634, filed April 12, 2011, on behalf of the Pruco Life Variable Universal Account.
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6, Registration No. 333-158634, filed February 6, 2014, on behalf of the Pruco Life Variable Universal Account.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6, Registration No. 333-158634, filed April 7, 2015, on behalf of the Pruco Life Variable Universal Account.
(Note 11)	Incorporated by reference to Form N-6, Registration No. 333-158637, filed April 20, 2009, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 12)	Incorporated by reference to Post-Effective Amendment No. 40 to Form N-6, Registration No. 002-89780, filed April 21, 2009 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 13)	Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6, Registration No. 333-112809, filed August 15, 2005 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 14)	Incorporated by reference to Post-Effective Amendment No. 13 to Form N-6, Registration No. 333-112809, filed April 12, 2013 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 15)	Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed April 23, 2021, on behalf of the Pruco Life of New Jersey Variable Insurance Account.

Item 31. Directors and Officers of Pruco Life Insurance Company of New Jersey (Depositor)

The directors and officers of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), listed with their principal occupations, are shown below.

Name and Principal Business Address	Position and Offices with Pruco Life
ROBERT E. BOYLE (Note 1)	Director, Vice President, Chief Accounting Officer, and Chief Financial Officer
TODD BRYDEN (Note 2)	Chief Actuary and Senior Vice President
MARKUS COOMBS (Note 3)	Director and Vice President
WILLIAM J. EVERS (Note 3)	Vice President and Corporate Counsel
CAROLINE A. FEENEY (Note 3)	Director
SALENE HITCHCOCK-GEAR (Note 3)	Director
NANDINI MONGIA (Note 4)	Director and Treasurer
LYNN K. STONE (Note 5)	Vice President, Chief Legal Officer, and Secretary
JORDAN K. THOMSEN (Note 3)	Vice President and Corporate Counsel
DYLAN J. TYSON (Note 5)	Director, President, and Chief Executive Officer
CANDACE J. WOODS (Note 3)	Director

(Note 1) 655 Broad Street, Newark, NJ 07102
(Note 2) 280 Trumbull Street, Hartford, CT 06103
(Note 3) 213 Washington Street, Newark, NJ 07102
(Note 4) 751 Broad Street, Newark, NJ 07102
(Note 5) 1 Corporate Drive, Shelton, CT 06484

Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Pruco Life Insurance Company of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life Insurance Company ("Pruco Life"). Pruco Life Insurance Company, a life insurance company organized under the laws of Arizona, is a direct wholly owned subsidiary of The Prudential Insurance Company of America and an indirect wholly owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, the text of which is hereby incorporated by reference.

Item 33. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Pruco Life of New Jersey’s By-law, Article V, which relates to indemnification of officers and directors, was filed on April 21, 2009, as exhibit Item 26.(f)(iii) to Form N-6, to Registration No. 002-89780, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Principal Underwriters

(a) Other Activity:
Pruco Securities, LLC ("Pruco Securities"), an indirect wholly owned subsidiary of Prudential Financial, Inc., acts as the Registrant's principal underwriter of the Contract. Pruco Securities, organized on September 22, 2003, under New Jersey law, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities' principal business address is 751 Broad Street, Newark, New Jersey 07102.

Pruco Securities acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:

•Pruco Life Variable Universal Account
•Pruco Life Variable Appreciable Account
•Pruco Life Variable Insurance Account
•Pruco Life PRUvider Variable Appreciable Account
•Pruco Life of New Jersey Variable Appreciable Account
•Pruco Life of New Jersey Variable Insurance Account
•The Prudential Variable Appreciable Account
•Separate Account VL I of Talcott Resolution Life Insurance Company
•Separate Account VL II of Talcott Resolution Life Insurance Company
•Separate Account One of Talcott Resolution Life Insurance Company
•Separate Account Five of Talcott Resolution Life Insurance Company
•Separate Account VL I of Talcott Resolution Life & Annuity Insurance Company
•Separate Account VL II of Talcott Resolution Life & Annuity Insurance Company
•Separate Account Five of Talcott Resolution Life & Annuity Insurance Company
•Union Security Insurance Company Variable Account C

The Contract is sold by registered representatives of Pruco Securities who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Pruco Securities and applicable law to do so.

(b) Management:

Managers And Officers Of Pruco Securities, LLC

Name and Principal Business Address	Position and Office with Pruco Securities
Robert Begun (Note 1)	President, Manager, Principal Operations Officer
John M. Cafiero (Note 2)	Assistant Secretary
David Camuzo (Note 1)	Secretary
Susanna Davi (Note 2)	Assistant Treasurer
Dexter M. Feliciano (Note 1)	Vice President, Chief Operating Officer, Manager
Kelly Florio (Note 2)	Anti-Money Laundering Officer
Anthony M. Fontano (Note 1)	Vice President, Manager
Peter C. Gayle (Note 1)	Vice President, Manager
Bradford O. Hearn (Note 1)	Chairman, Manager
Salene Hitchcock-Gear (Note 1)	Manager
Neil P. Hogan (Note 1)	Interim Chief Compliance Officer
Patrick L. Hynes (Note 1)	Manager
Hasan Ibrahim (Note 1)	Vice President
Milton T. Landes (Note 1)	Vice President
Elspeth Leung (Note 2)	Assistant Controller
Tina Lloyd (Note 1)	Assistant Secretary
Joseph B. McCarthy (Note 2)	Assistant Treasurer
Juzer Mohammedshah (Note 1)	Treasurer
Julia E. Moran (Note 1)	Chief Legal Officer, Assistant Secretary
Maggie Palen (Note 2)	Assistant Secretary
Robert P. Smit (Note 2)	Vice President, Controller, Chief Financial Officer, Principal Financial Officer
Jordan K. Thomsen (Note 1)	Assistant Secretary
Dianne Trinkle (Note 2)	Assistant Controller

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102

(c) Compensation From the Registrant:

Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $4,092,005 in 2021, $3,347,257 in 2020, and $2,809,798 in 2019. Pruco Securities offers the Contract on a continuous basis.

The sum of the chart below is $530,878,935, which represents Pruco Securities’ total 2021 Variable Life Distribution Revenue. The amount includes both agency distribution and broker-dealer distribution.

Commissions and other compensation received from the registrant during the last fiscal year with respect to variable life insurance products.
Name of Principal Underwriter	Net Underwriting Discounts and Commissions*	Compensation on Redemption	Brokerage Commission**	Other Compensation
Pruco Securities	$137,782,173	$0	$393,096,762	$0
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.
Because Pruco Securities registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 35. Location of Accounts and Records

Provided in most recent report on Form N-CEN.

Item 36. Management Services

Not applicable.

Item 37. Fee Representation

Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) represents that the fees and charges deducted under the Variable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey on this 12th day of April, 2022.

Pruco Life of New Jersey Variable Insurance Account
(Registrant)

By: /s/ Christopher J. Madin Christopher J. Madin Vice President and Corporate Counsel

Pruco Life Insurance Company of New Jersey
(Depositor)

By: /s/ Christopher J. Madin Christopher J. Madin Vice President and Corporate Counsel
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on this 12th day of April, 2022.

Signature and Title

/s/ *
Robert E. Boyle
Director, Vice President, Chief Accounting Officer, and Chief Financial Officer

/s/ *
Markus Coombs
Director and Vice President

/s/ *
Caroline A. Feeney
Director
	*By:	/s/ Christopher J. Madin
/s/ *		Christopher J. Madin
Salene Hitchcock-Gear		(Attorney-in-Fact)
Director

/s/ *
Nandini Mongia
Director and Treasurer

/s/ *
Dylan J. Tyson
Director, President, and Chief Executive Officer

/s/ *
Candace Woods
Director